--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------






                                   Short-Term
                                   Strategic
                                     Income
                                      Fund


                               SEMI-ANNUAL REPORT



                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

     As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          By Lawrence J. Daly, Anthony A. Goodchild and Janet L. Clay,
                             Co-Portfolio Managers

                                  John Hancock
                              Short-Term Strategic
                                  Income Fund

             U.S. bond market sets the tone for global bond markets

The U.S. bond market seemed to set the tone for global bond markets during the last six months. From October through February, a powerful combination of moderate growth and tame inflation buoyed U.S. bonds. By early March, however, evidence of a stronger U.S. economy re-ignited inflation fears and sent bond prices falling. When the Federal Reserve Bank raised short-term interest rates on March 25, 1997, the situation worsened. Then, in mid-April, the bond market reversed course once again in response to more positive inflation news. U.S. bonds staged a remarkable recovery that wiped out almost all of the losses triggered by the March interest-rate hike.

     The U.S. bond market's woes reverberated throughout many emerging markets. Fueled by fiscal improvements, emerging markets turned in impressive returns throughout 1996 and into the first few months of 1997. The Fed's interest-rate hike interrupted the rally and sparked a wave of selling throughout emerging markets. The selling pressure, however, subsided with the recovery in the U.S. bond market. By the end of April, most emerging markets had regained their lost ground.

--------------------------------------------------------------------------------
                  "U.S. bonds staged a remarkable recovery..."
--------------------------------------------------------------------------------

     In Europe, bond markets not only suffered from the U.S. market's troubles, but also from


[A 2 1/4" x 3 3/4" photo of Anthony Goodchild, Janet Clay and Lawrence Daly. Caption reads: "Anthony Goodchild, Janet Clay and Lawrence Daly, Co-Portfolio Managers."]

================================================================================

             John Hancock Funds - Short-Term Strategic Income Fund


[Chart entitled "Top Five Bond Categories" at top left hand column. The chart has five listings: 1) U.S. government 34% 2) Foreign governments 28% 3) Banks 8%
4) Utilities 4% 5)Transportation 4%. Footnote below reads "As a percentage of net assets on April 30, 1997."]

--------------------------------------------------------------------------------
          "We maintained our 50% weighting in emerging market bonds."
--------------------------------------------------------------------------------

their own. The U.S. sell-off -- coupled with concerns about the outcome of the European Economic and Monetary Union (EMU) -- put pressure on many European bond markets. In addition, the pending elections in the U.K. and France added to the market volatility.

Performance  review
Against this backdrop, John Hancock Short-Term Strategic Income Fund ended the six-month period ahead of where it started. For the six months ended April 30, 1997, the Fund's Class A and Class B shares had total returns of 3.16% and 2.81%, respectively, at net asset value. Those returns outpaced the average short-term investment-grade bond fund's return of 2.19%, according to Lipper
Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

     With the U.S. dollar appreciating strongly against most foreign currencies, our strong bias toward U.S. dollar-denominated bonds (83% of assets) boosted performance. Good credit selection, particularly in emerging markets, also contributed to the Fund's gains. For example, Argentinean corporate holdings moved up nicely following the news of credit upgrades.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Argentinian corporate bonds followed by an up arrow and the phrase "Credit upgrade." The second listing is Emerging market bonds followed by an up arrow and the phrase "Improved fiscal conditions." The third listing is European bonds followed by a down arrow and the phrase "Uncertainty about economic union." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

Portfolio  strategy
As long-time Fund investors know, our strategy is to balance lower-rated emerging market bonds with higher-grade securities and U.S. government bonds. The goal is to maintain an average portfolio credit rating of single A -- which is the mid-point among investment-quality bonds. What follows is a discussion of how our strategy played out during the period.

     Emerging markets. We maintained our 50% weighting in emerging market bonds. As was the case six months ago, our focus has remained primarily on Latin American markets such as Brazil, Mexico, Argentina, Venezuela and Panama. Within these markets, we continue to hold a blend of government and corporate debt. On the government side, we benefited from the upgrade of Brazilian and Argentinean bonds. On the corporate side, our emphasis remained on high-grade issues that are most likely to benefit from the improving economies in many emerging market countries.

     Europe. By the end of the period, we had basically eliminated our European investments. Our position here had been heavily weighted toward our holdings in floating-rate notes from Denmark. Because these notes were approaching their maturity date, we wanted to take profits while the issues were still liquid. As a result, we sold all our Denmark holdings in early January.

     We also sold our holdings in the so-called "peripheral" European markets -- such as Italy, Spain and Sweden. The main reason was the overwhelming uncertainty surrounding the outcome of the European Economic and Monetary

================================================================================

             John Hancock Funds - Short-Term Strategic Income Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart has plot points of 0%, 2% and 4% from bottom to top. Within the chart, there are three solid bars. The first represents the 3.16% total return for John Hancock Short-Term Strategic Income Fund: Class A. The second represents the 2.81%% total return for John Hancock Short-Term Strategic Income Fund: Class B. The third represents the 2.19% total return for the average short-term investment grade bond fund. Footnote below reads: "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment grade bond fund is tracked by Lipper Analytical Services. (1) the following two pages for historical performance information."]

Union (EMU). In order to qualify for inclusion in the EMU, countries need to meet stringent economic and fiscal conditions. With many countries falling short of these requirements, uncertainty has increased, spreading volatility throughout European markets.

     United States. In place of our European holdings, we added to our stake in U.S. bonds, increasing our weighting from 10% to more than 30%. Our primary focus is on short-term U.S. Treasuries with maturities in two- to three-year range. These high-quality bonds nicely balance out our lower-quality investments in emerging markets.

Outlook
We believe that the U.S. will continue to set the tone for global bond markets. Despite the recent recovery, we expect more volatility in the months ahead. With the U.S. economy continuing to send mixed signals, there is still plenty of uncertainty about the inflationary outlook and the Federal Reserve's next moves. Further rate increases are expected, but the uncertainty of how many more is likely to keep investors nervous.

     Europe has its own set of issues. Going forward, we will closely monitor the developments regarding the monetary union as well as the impact of the elections in both France and the U.K. Even though emerging markets may experience some temporary setbacks -- as we saw in March -- we believe that the long-term trends clearly favor these markets. Improving fiscal conditions, coupled with increased political stability, bode well for continued strong performance. However, a repeat of last year's stellar gains is unlikely.

--------------------------------------------------------------------------------
        "...we are optimistic about the worldwide inflationary outlook."
--------------------------------------------------------------------------------

     Overall, we are optimistic about the worldwide inflationary outlook. The inflation rate in the U.S. -- which is one of the highest in the world -- is running around 3%. Inflation is lower throughout Europe -- mostly in the 2% to 3% range. As for emerging markets, steady economic growth and responsible fiscal policies have kept a lid on inflation. With growth slowing in the U.S. and many European economies just emerging from recessions, there's little upward pressure on prices in the worldwide markets. That bodes well for the inflation picture and for world bond investors.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997

                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                             ----     -----     ----
John Hancock Short-Term Strategic
  Income Fund: Class A(1)                    3.98%    28.47%    30.31%
John Hancock Short-Term Strategic
  Income Fund: Class B(2)                    3.46%    27.72%    39.35%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                             ----     -----     ----
John Hancock Short-Term Strategic
Income Fund: Class A(1)                      3.98%    5.14%      5.18%
John Hancock Short-Term Strategic
Income Fund: Class B(2)                      3.46%    5.01%      5.44%

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of April 30, 1997
                                                              SEC 30-DAY
                                                                 YIELD
                                                                 -----
John Hancock Short-Term Strategic Income Fund: Class A           6.65%
John Hancock Short-Term Strategic Income Fund: Class B           6.13%











                              Notes to Performance

(1)      Class A shares commenced on January 3, 1992.
(2)      Class B shares commenced on December 28, 1990.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less.

[Line chart with the heading Short-Term Strategic Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $13,557 as of April 30, 1997. The second line represents the Short-Term Strategic Income Fund, after sales charge, and is equal to $13,150 as of April 30, 1997. The third line represents the value of the Salomon Brothers World Government Bond Index and is equal to $12,080 as of April 30, 1997.]

[Line chart with the heading Short-Term Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on December 28, 1990, and is equal to $14,062 as of April 30, 1997. The second line represents the value of Salomon Brothers World Government Bond Index and is equal to $13,201 as of April 30, 1997.]

*No contingent deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Bonds (cost - $90,532,094) .................................   $ 92,470,454
    Joint repurchase agreement (cost - $2,825,000) .............      2,825,000
                                                                   ------------
 ...............................................................     95,295,454
  Cash .........................................................          1,205
  Receivable for shares sold ...................................         93,734
  Interest receivable ..........................................      2,127,950
  Receivable for forward foreign exchange
    currency contracts sold - Note A ...........................          2,062
  Foreign tax receivable .......................................            406
  Other assets .................................................          3,155
                                                                   ------------
                                   Total Assets ................     97,523,966
                                   --------------------------------------------
Liabilities:
  Dividend payable .............................................         19,144
  Payable for shares repurchased ...............................          3,123
  Payable for forward foreign currency exchange
    contracts sold - Note A ....................................         13,991
  Payable for closed forward foreign currency exchange
    contracts - Note A .........................................            525
  Payable to John Hancock Advisers, Inc. and affiliates -
    Note B .....................................................         76,725
  Accounts payable and accrued expenses ........................         73,760
                                                                   ------------
                                   Total Liabilities ...........        187,268
                                   --------------------------------------------
Net Assets:
  Capital paid-in ..............................................   $124,387,612
  Accumulated net realized loss on investments and
    foreign currency transactions ..............................  (  28,970,059)
  Net unrealized appreciation of investments and
    foreign currency transactions ..............................      1,922,300
  Distributions in excess of net investment income .............  (       3,155)
                                                                   ------------
                                   Net Assets ..................   $ 97,336,698
                                   ============================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
  beneficial interest outstanding - unlimited
  number of shares authorized with no par
  value, respectively)
  Class A - $62,550,369 / 7,431,270 ............................   $       8.42
  =============================================================================
  Class B - $34,786,329 / 4,138,362 ............................   $       8.41
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($8.42 x 103.09%) ..................................   $       8.68
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest (net of foreign withholding taxes of $1,402) ........     $4,237,770
                                                                     ----------
  Expenses:
    Investment management fee - Note B .........................        315,785
    Distribution and service fee - Note B
      Class A ..................................................         84,347
      Class B ..................................................        204,665
    Transfer agent fee - Note B ................................        100,493
    Custodian fee ..............................................         62,057
    Auditing fee ...............................................         32,365
    Registration and filing fees ...............................         14,762
    Printing ...................................................         11,266
    Financial services fee - Note B ............................          9,109
    Organization expense - Note A ..............................          4,210
    Trustees' fees .............................................          3,977
    Miscellaneous ..............................................          2,251
    Legal fees .................................................          1,630
                                                                     ----------
                                   Total Expenses ..............        846,917
                                   --------------------------------------------
                                   Net Investment Income........      3,390,853
                                   --------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
  Net realized loss on investments sold ........................    (   251,567)
  Net realized gain on foreign currency transactions ...........            797
  Change in net unrealized appreciation/depreciation
    of investments .............................................    (   252,775)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ............................    (     8,927)
                                                                     ----------
                                   Net Realized and Unrealized
                                   Loss on Investments and Foreign
                                   Currency Transactions .......    (   512,472)
                                   --------------------------------------------
                                   Net Increase in Net Assets
                                   Resulting from Operations ...     $2,878,381
                                   ============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                                                    SIX MONTHS ENDED
                                                                                    YEAR ENDED       APRIL 30, 1997
                                                                                 OCTOBER 31, 1996      (UNAUDITED)
                                                                                 ----------------   ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................................   $  7,145,128      $ 3,390,853
  Net realized loss on investments sold and
    foreign currency transactions ..............................................  (     849,953)    (    250,770)
  Change in net unrealized appreciation/depreciation
    of investments and foreign currency transactions ...........................      1,372,886     (    261,702)
                                                                                   ------------      -----------
    Net Increase in Net Assets Resulting from Operations .......................      7,668,061        2,878,381
                                                                                   ------------      -----------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.5702 and $0.3055 per share, respectively) ....................  (   2,214,100)    (  2,049,577)
    Class B - ($0.5203 and $0.2761 per share, respectively) ....................  (   4,078,534)    (  1,341,276)
  Distributions from capital paid-in
    Class A - ($0.0773 and none per share, respectively) .......................  (     299,953)           --
    Class B - ($0.0706 and none per share, respectively) .......................  (     552,541)           --
                                                                                   ------------      -----------
    Total Distributions to Shareholders ........................................  (   7,145,128)    (  3,390,853)
                                                                                   ------------      -----------
From Fund Share Transactions - Net* ............................................  (   4,644,938)         373,589
                                                                                   ------------      -----------
Net Assets:
    Beginning of period ........................................................    101,597,586       97,475,581
                                                                                   ------------      -----------
    End of period (including distributions in excess of net
      investment income of $3,155 for both periods presented) ..................   $ 97,475,581      $97,336,698
                                                                                   ------------      -----------
                                                                                          SIX MONTHS ENDED
* Analysis of Fund Share Transactions:                        YEAR ENDED                   APRIL 30, 1997
                                                          OCTOBER 31, 1996                  (UNAUDITED)
                                                      --------------------------      --------------------------
                                                       SHARES          AMOUNT          SHARES           AMOUNT
                                                      ---------      -----------      ---------      -----------
CLASS A
  Shares sold ....................................    5,224,426      $44,002,197      3,007,622      $25,512,376
  Shares issued to shareholders in reinvestment
    of distributions .............................      173,166        1,459,286        136,855        1,158,417
                                                      ---------      -----------      ---------      -----------
 .................................................    5,397,592       45,461,483      3,144,477       26,670,793
  Less shares repurchased ........................   (1,584,884)    ( 13,356,794)    (1,546,071)    ( 13,090,547)
                                                      ---------      -----------      ---------      -----------
  Net Increase ...................................    3,812,708      $32,104,689      1,598,406      $13,580,246
                                                      =========      ===========      =========      ===========
CLASS B
  Shares sold ....................................    1,947,251      $16,384,501      1,074,466      $ 9,084,360
  Shares issued to shareholders in reinvestment
    of distributions .............................      276,956        2,329,163         74,359          627,763
                                                      ---------      -----------      ---------      -----------
 .................................................    2,224,207       18,713,664      1,148,825        9,712,123
  Less shares repurchased ........................   (6,595,024)    ( 55,463,291)    (2,708,183)    ( 22,918,780)
                                                      ---------      -----------      ---------      -----------
  Net Decrease ...................................   (4,370,817)    ($36,749,627)    (1,559,358)    ($13,206,657)
                                                      =========      ===========      =========      ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,             SIX MONTHS ENDED
                                                           --------------------------------------------------------  APRIL 30, 1997
                                                             1992         1993        1994         1995       1996     (UNAUDITED)
                                                           -------      -------     -------      -------    -------   -------------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................   $  9.86      $  9.32     $  9.12     $  8.47     $  8.41   $  8.46
                                                           -------      -------     -------     -------     -------   -------
  Net Investment Income ................................      0.65         0.83(2)     0.76(2)     0.77(2)     0.65      0.31
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ..................  (   0.55)    (   0.20)   (   0.53)   (   0.06)       0.05  (   0.04)
                                                           -------      -------     -------     -------     -------   -------
      Total from Investment Operations .................      0.10         0.63        0.23        0.71        0.70      0.27
                                                           -------      -------     -------     -------     -------   -------
  Less Distributions:
  Dividends from Net Investment Income .................  (   0.64)    (   0.83)   (   0.62)   (   0.61)   (   0.57) (   0.31)
  Distributions in Excess of Net Investment Income .....       --           --     (   0.04)        --          --        --
  Distributions in Excess of Net Realized Gain on
    Investments Sold ...................................       --           --     (   0.12)        --          --        --
  Distributions from Capital Paid-in ...................       --           --     (   0.10)   (   0.16)   (   0.08)      --
                                                           -------      -------     -------     -------     -------   -------
      Total Distributions ..............................  (   0.64)    (   0.83)   (   0.88)   (   0.77)   (   0.65) (   0.31)
                                                           -------      -------     -------     -------     -------   -------
  Net Asset Value, End of Period .......................   $  9.32      $  9.12     $  8.47     $  8.41     $  8.46   $  8.42
                                                           =======      =======     =======     =======     =======   =======
  Total Investment Return at Net Asset Value(3) ........      1.16%(4)     6.78%       2.64%       8.75%       8.60%     3.16%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............   $20,468      $11,130     $13,091     $16,997     $49,338   $62,550
  Ratio of Expenses to Average Net Assets ..............      1.37%(4)     1.21%       1.26%       1.33%       1.48%     1.45%(4)
  Ratio of Net Investment Income to Average Net Assets .      8.09%(4)     8.59%       8.71%       9.13%       7.59%     7.29%(4)
  Portfolio Turnover Rate ..............................        86%         306%        150%        147%         77%       52%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,             SIX MONTHS ENDED
                                                           --------------------------------------------------------  APRIL 30, 1997
                                                             1992         1993        1994         1995       1996     (UNAUDITED)
                                                           -------      -------     -------      -------    -------   -------------

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period                     $  10.01     $   9.31    $  9.11     $  8.46     $  8.40   $  8.45
                                                           --------     --------    -------     -------     -------   -------
  Net Investment Income                                        0.87         0.75(2)    0.70(2)     0.70(2)     0.59      0.28(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions         (    0.80)   (    0.20)  (   0.53)   (   0.06)       0.05  (   0.04)
                                                           --------     --------    -------     -------     -------   -------
      Total from Investment Operations                         0.07         0.55       0.17        0.64        0.64      0.24
                                                           --------     --------    -------     -------     -------   -------
  Less Distributions:
  Dividends from Net Investment Income                    (    0.77)   (    0.75)  (   0.56)   (   0.56)   (   0.52) (   0.28)
  Distributions in Excess of Net Investment Income              --           --    (   0.04)        --          --        --
  Distributions in Excess of Net Realized Gain on
    Investments Sold                                            --           --    (   0.12)        --          --        --
  Distributions from Capital Paid-in                            --           --    (   0.10)   (   0.14)   (   0.07)      --
                                                           --------     --------    -------     -------     -------   -------
      Total Distributions                                 (    0.77)   (    0.75)  (   0.82)   (   0.70)   (   0.59) (   0.28)
                                                           --------     --------    -------     -------     -------   -------
  Net Asset Value, End of Period                           $   9.31     $   9.11    $  8.46     $  8.40     $  8.45   $  8.41
                                                           ========     ========    =======     =======     =======   =======
  Total Investment Return at Net Asset Value(3)                0.64%        5.98%      1.93%       7.97%       7.89%     2.81%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)                 $236,059     $142,873    $98,390     $84,601     $48,137   $34,786
  Ratio of Expenses to Average Net Assets                      2.07%        2.01%      1.99%       2.07%       2.12%     2.15%(4)
  Ratio of Net Investment Income to Average Net Assets         8.69%        7.81%      8.00%       8.40%       7.07%     6.55%(4)
  Portfolio Turnover Rate                                        86%         306%       150%        147%         77%       52%

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


The Schedule of Investments is a complete list of all securities owned by the Fund on April 30, 1997. It's divided into two main categories: bonds and short-term investments. Bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                      INTEREST      PAR VALUE           MARKET
ISSUER, DESCRIPTION                     RATE     (000s OMITTED)#        VALUE
-------------------                     ----     ---------------        -----

BONDS
Canadian Dollar (0.75%)
  Republic of Argentina,
    (Argentina), Deb
    Ser EMTN 10-14-97 ...............  10.500%         1,000          $  731,345
                                                                      ----------
Chilean Peso (3.03%)
  Citibank, N.A.,
    Nassau Time Deposit
    06-18-97 ........................  10.500        826,800           1,947,525
    Nassau Time Deposit
    08-18-97 ........................  11.000        420,300           1,003,462
                                                                      ----------
    (Time deposits
    with redemption
    linked to Chilean Peso
    Fx rates)**                                                        2,950,987
                                                                      ----------
Egyptian Pound (1.56%)
  Citibank, N.A.,
    Nassau Time Deposit
    08-18-97 (Time deposit
    with redemption linked
    to Egyptian Pound
    Fx rates)** .....................   9.000          5,171           1,521,823
                                                                      ----------
Mexican Nuevo Peso (1.62%)
  United Mexican States,
    Bill 12-31-97 ...................   Zero          14,459           1,574,984
                                                                      ----------
New Zealand Dollar (4.15%)
  Government of New Zealand,
    Bond 02-15-00 ...................   6.500          3,000           2,022,890
  Nordic Investment Bank,
    (Multinational), Unsub Deb
    Ser EMTN 09-16-99 ...............   6.750          3,000           2,018,951
                                                                      ----------
                                                                       4,041,841
                                                                      ----------

                                      INTEREST      PAR VALUE           MARKET
ISSUER, DESCRIPTION                     RATE     (000s OMITTED)#        VALUE
-------------------                     ----     ---------------        -----

South African Financial Rand (3.23%)
  ESKOM, Sec Deb Ser E169
    10-01-98 ........................  15.000%        14,000        $  3,139,643
                                                                    ------------
U.S. Dollar (80.66%)
  Banco Central de Costa Rica,
    (Costa Rica), Floating Rate
    Bond Ser A 05-21-05 .............   6.313*           872             837,581
    Floating Rate Note Ser B
      05-21-05 ......................   6.313*           872             837,581
  Banco Credibanco S.A.,
    (Brazil), Deb Ser EMTN
    11-25-97 ........................  11.625          1,376           1,406,960
  Banco de Galica y Bueno Aries
    S.A., (Argentina), Floating
    Rate Note Ser EMTN
    04-15-99 ........................   9.516*         1,500           1,548,750
  Banco Nacional de Comericio
    Exterior, S.N.C., (Mexico),
    Floating Rate Note
    06-23-97 (R) ....................  10.629*         1,000           1,001,250
    Bridas Corp., (British Virgin
      Islands), Sr Note 11-15-99.....  12.500          1,500           1,646,250
  Centrais Electricas Brasileiras ...
    S.A., (Brazil), Sr Unsub
    Deb 10-30-98 (R) ................  10.000          1,000           1,028,750
  Copamex Industrias S.A.,
    (Mexico), Bond
    04-30-04 (R) ....................  11.375            750             762,188
  Empresas ICA Sociedad S.A.
    de C.V., (Mexico), Note
    05-30-01 (R) ....................  11.875          2,000           2,130,000
  Federative Republic of Brazil,
    (Brazil), Floating Rate Bond
    04-15-09 ........................   6.938*         3,200           2,718,016
    Global Bond 11-05-01 ............   8.875          2,000           2,027,500
  Financiera Energetica
    Nacional S.A., (Columbia),
    Unsub Deb Ser REGS
    06-15-06 ........................   9.375          1,000           1,035,000
  ING Bank Sao Paolo, (Brazil),
    Deb 10-19-97 ....................  10.250            400             404,000
  Innova S. de R.L., (Mexico),
    Sr Note 04-01-07 (R) ............  12.875            200             196,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


                                      INTEREST      PAR VALUE           MARKET
ISSUER, DESCRIPTION                     RATE     (000s OMITTED)#        VALUE
-------------------                     ----     ---------------        -----

U.S. Dollar (continued)
  Klabin Fabricadora de Papel
    e Celulose S.A., (Brazil),
    Gtd Deb 08-12-04 (R) ............  11.000%           500         $   510,000
  Northwest Airlines, Inc.,
    Sr Note 12-31-00 ................  12.092          2,480           2,554,082
  OPP Petroquimica S.A., (Brazil),
    Sr Note 10-29-04 (R) ............  11.000            500             496,250
    Sr Note Ser REGS 10-29-04 .......  11.000            500             496,250
  PT Semen Cibinong, (Indonesia),
    Note 12-15-98 ...................   9.000          2,000           2,030,000
  Petroleo Brasileiro S.A., (Brazil),
    Floating Rate Note 06-08-98 .....  10.088*         2,000           2,065,000
  Republic of Argentina,
    (Argentina), Global Bond
    02-23-01 ........................   9.250          2,000           2,070,000
  Republic of Panama, (Panama),
    Bond 02-13-02 (R) ...............   7.875          2,500           2,437,500
    Floating Rate Note 05-10-02 .....   6.547*         2,115           2,088,958
  Republic of Venezuela,
    (Venezuela), Floating Rate
    Bond Ser DL 12-18-07 ............   6.500*         3,500           3,088,750
  RJR Nabisco, Inc.,
    Note 09-15-03 ...................   7.625          1,000             938,110
  Russian Federation Ministry
    of Finance, (Russia),
    Unsub Deb 11-27-01 (R) ..........   9.250          1,000             981,250
    Unsub Deb Ser REGS 11-27-01 .....   9.250          1,500           1,471,875
  Siderar S.A.I.C., (Argentina),
    Note 10-18-97 (R) ...............  11.000          1,000           1,010,000
  Transportacion Maritima
    Mexicana S.A. de C.V., (Mexico),
    Note 05-15-03 ...................   9.250          1,500           1,406,250
  Tubos de Acero de Mexico,
    (Mexico), Unsub Deb Ser
    REGS 12-08-99 ...................  13.750          2,500           2,812,500
  United Mexican States, (Mexico),
    Global Bond 02-06-01 ............   9.750          1,500           1,567,500
  United States Treasury,
    Note 01-31-99 ...................   6.000         20,000          19,887,400
    Note 05-15-99 ...................   6.375         13,000          13,018,330
                                                                     -----------
                                                                      78,509,831
                                                                     -----------
                                   TOTAL BONDS
                            (Cost $90,532,094)       ( 95.00%)        92,470,454
                                                      -------        -----------

                                      INTEREST      PAR VALUE           MARKET
ISSUER, DESCRIPTION                     RATE     (000s OMITTED)#        VALUE
-------------------                     ----     ---------------        -----

SHORT-TERM  INVESTMENTS
Joint Repurchase Agreement (2.90%)
  Investment in a joint repurchase
    agreement  transaction with
    Aubrey Lanston Dated 4-30-97,
    Due 5-01-97 (secured by US
    Treasury Notes,5.500% through
    6.625%, Due 5-15-98 through
    9-30-01) Note A .................   5.375%      $  2,825         $ 2,825,000
                                                                     -----------
                  TOTAL SHORT-TERM INVESTMENTS       (  2.90%)         2,825,000
                                                      -------        -----------
                             TOTAL INVESTMENTS       ( 97.90%)       $95,295,454
                                                      =======        ===========

NOTES TO SCHEDULE OF INVESTMENTS

*    Represents rate in effect on April 30, 1997.

** An indexed security's value is linked to changes in foreign currencies, interest rates or other reference instruments. Indexed securities amounted to $4,472,810 or 4.59% as of April 30, 1997.

# Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $10,553,188 or 10.84% of the Fund's net assets as of April 30, 1997.

EMTN Euro Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to the various investment categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
INVESTMENT CATEGORIES                                              NET ASSETS
---------------------                                            --------------

  Banks ...................................................          8.27%
  Building - Heavy Construction ...........................          2.19
  Building Products .......................................          2.09
  Chemicals ...............................................          1.02
  Finance .................................................          1.06
  Government - Foreign ....................................         28.00
  Government - U.S. .......................................         33.81
  Media - Cable TV ........................................          0.20
  Oil & Gas ...............................................          3.81
  Paper & Paper Products ..................................          1.31
  Steel ...................................................          3.96
  Tobacco .................................................          0.96
  Transportation ..........................................          4.07
  Utility .................................................          4.28
  Short-term Investments ..................................          2.90
                                                                 --------
                                          TOTAL INVESTMENTS         97.90%
                                                                 ========










                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income by investing primarily in debt securities of foreign governments and companies including those in emerging markets, as well as the U.S. government, its agencies and instrumentalities and U.S. companies. The Fund maintains an average portfolio maturity of three years or less.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

     Significant  accounting  policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $28,719,289 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: October 31, 1999 - $470,652, October 31, 2000 - $17,243,199, October 31, 2001 - $3,127,414, October 31, 2002 -
$2,774,082,   and  October  31,  2003  -   $5,103,942.   Expired   capital  loss
carryforwards are reclassified to capital paid-in, in the year of expiration.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend
date.  Such   distributions   are  determined  in  conformity  with  income  tax
regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


     These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     Open foreign currency forward contracts at April 30, 1997, were as follows:

                      PRINCIPAL AMOUNT                             UNREALIZED
                         COVERED BY            EXPIRATION         APPRECIATION
CURRENCY                  CONTRACT                DATE           (DEPRECIATION)
--------                  --------                ----           --------------

SELLS
Canadian Dollars          1,030,000              MAY 97             $ 2,062
New Zealand Dollars       2,940,345              MAY 97            ($10,186)
New Zealand Dollars       2,970,000              MAY 97            ($ 3,805)
                                                                    -------
                                                                   ($11,929)
                                                                    =======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At April 30, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

     The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

     The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

     Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

     At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

     There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $59,837. Of this amount, $7,486 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $29,847 was paid as sales commissions to unrelated broker-dealers and $22,504 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, the contingent-deferred sales charges paid to JH Funds amounted to $60,489.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund


Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $321.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $17,568,487 and $48,172,559, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $32,951,150 and none, respectively, during the period ended April 30, 1997.

     The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $93,357,094. Gross unrealized appreciation and depreciation of investments aggregated $2,279,907 and $341,547, respectively, resulting in net unrealized appreciation of $1,938,360.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              320SA 4/97
                                                                            6/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------




                                     Global
                                      Fund


                               Semi-Annual Report






                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

   But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

   Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================


                    By Miren Etcheverry, John L.F. Wills and
                   Gerardo J. Espinoza, Co-Portfolio Managers

                                  John Hancock
                                  Global Fund

               Latin American and European markets perform well;
                           Asian nations fall behind


At the end of 1996, Miren Etcheverry and Gerardo J. Espinoza joined the management team of John Hancock Global Fund. Prior to joining John Hancock Funds, Ms. Etcheverry and Mr. Espinoza were portfolio managers at Baring Asset Management. Ms. Etcheverry was the head of Baring's Latin American equities team. Mr. Wills is based in London and has been with Hancock since 1987.

Overseas markets turned in a mixed performance during the last six months, while the U.S. stock market continued to hold investors' attention. At the beginning of the period last November, equities were boosted around the globe by falling interest rates and a healthy U.S. stock market. And while Europe and the emerging markets of Latin America and eastern Europe continued to have a good run through April, many Asian markets had a rougher time. Japan's economy remained stubbornly stalled, banking problems persisted, and a falling yen compounded the problem for U.S. dollar-based investors. Even Hong Kong, after its sharp advance last year, took a brief breather in the period. Overall, most major markets still could not compete with the U.S., where stocks continued their bull market run in a frenzy of volatility sparked by a faster-growing economy and inflation fears. Its strong performance diverted investors' attention away from many world markets.

--------------------------------------------------------------------------------
 "Overseas markets turned in a mixed performance during the last six months..."
--------------------------------------------------------------------------------

   For the six months ended April 30, 1997, John Hancock Global Fund posted a total return for its Class A and Class B shares of 6.91% and 6.56%, respectively, at net asset value, which was in line


[A 2 1/4" x 3 3/4" photo of the Global fund managers. Caption reads: "Global fund co-portfolio managers (l-r) Geraldo J. Espinoza, Miren Etcheverry and John L.F. Wills."]

================================================================================

                        John Hancock Funds - Global Fund


[Pie chart with heading "Portfolio Diversification" at top of left hand column. The pie is divided into eight sections. From top clockwise : Latin America 9%; North America 39%; Continental Europe 16%; United Kingsom 7%; Hong Kong 9%; Japan 12%; Pacific Rim 6%; Short-Term Investments and Other 2%. A footnote below reads: "As a percentage of net assets on April 30, 1997."]

--------------------------------------------------------------------------------
   "...we combine top-down country allocation with bottom-up stock picking."
--------------------------------------------------------------------------------

with the 6.83% return of the average global fund according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

U.S. stocks help performance
Our significant position in the United States, at 39% of the Fund's net assets, served us well as the stock market moved forward on strong earnings reports. Most of the market advance was limited to the large-company stocks that were the focus of our investments. Top performers were such household names as Johnson & Johnson, General Electric, Colgate Palmolive, Walt Disney, IBM and Microsoft.

Hong Kong and Japan drag
In Japan, stocks remained under pressure with the country's economic woes, banking problems and government tax increases. A weakening yen compounded the market's decline for U.S. dollar-based investors, but helped the exporters and technology companies, such as Sony and TDK, which remained the Fund's focus. We took profits in some of them and cut our Japanese position from 18% last November to 12% at the end of April. We probably will not reduce our stake further, however, because we believe that the economy is bottoming out after absorbing hefty tax increases and that economic deregulation is beginning. Another positive sign is that international fund managers are currently very underweighted in Japan, which suggests they could soon be returning.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is " Recent
performance   ....  and  what's  behind  the  numbers."  The  first  listing  is
Telecomunicacoes Brasileiras followed by an up arrow and the phrase "Pending Brazilian privitization boosts stock." The second listing is Novartis followed by an up arrow and the phrase "Merger of Switzerland's largest drug companies." The third is Wharf (Holdings) followed by a down arrow and the phrase "Rising rates hurt Hong Kong property stocks." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

   Although Hong Kong fell in the first part of 1997, it began rebounding in April and we remain encouraged about the longer term for both Hong Kong and its impact on the Chinese economy. That would continue to bode well for our China-related "red-chip" holdings, such as China Resources and Hong Kong & Shanghai Hotels. That said, after the market's stellar advance last year we decided to lighten our exposure to a less overweighted position. We took profits and almost halved our stake from 16% last November to 9% by the period's end.

Latin  American  position grows
In place of Hong Kong and Japan, we significantly increased our holdings in the emerging market countries of Latin America to 9% of the Fund's assets, up from 3% last November. Our efforts were rewarded especially in the latter part of the period. These markets have embraced economic reform and in so doing unleashed significant investment opportunities. Within the region, our two top choices are Brazil, at 3% of the Fund's net assets and Mexico at 4%. Brazil -- the "sleeping giant" -- is just awakening, with economic reform that has sent inflation plunging from over 3000% several years ago to single digits today. One solid

================================================================================

                        John Hancock Funds - Global Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 2% from top to bottom, with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 6.91% total return for John Hancock Global Fund: Class A. The second represents the 6.56% total return for John Hancock Global Fund: Class B. The third represents the 6.83% total return for the Average global fund. Footnote below reads: "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services.(1) See following page for historical performance information."]


performer is Telecomunicacoes Brasileiras, the telecommunications giant that is benefiting from the government's move toward privatization.

Europe still a favorite
Reform -- economic and political -- is a key investment theme for us, which is why we continue to favor many European countries, with an eye lately toward eastern Europe. During the period, weak currencies, low inflation, slow growth and further government efforts toward reaching a monetary union were positives for many markets. The notion of corporate restructuring has also caught on in Europe and increased profits for shareholders. Of our 23% stake in Europe, the U.K. remains our largest country weighting at 7% of net assets. We also shifted some assets to Germany, whose economy is in an earlier stage of rebound than Britain's.

Investment  strategy
In managing the portfolio, we combine top-down country allocation with bottom-up stock picking. The cornerstone of our process is in-depth fundamental research, which involves substantial travel to the countries in which the Fund invests. We've also gained an important edge by having a team of analysts who speak more than a dozen languages combined. In country allocation, our emphasis is on selecting countries with favorable political trends, growing economies and improving liquidity dynamics. In stock selection, the emphasis is on management quality, sustainable earnings growth and attractive valuations.

--------------------------------------------------------------------------------
 "We are optimistic about the long-term prospects for foreign equity markets."
--------------------------------------------------------------------------------

Looking ahead
We are optimistic about the long-term prospects for foreign equity markets. As more markets are freed from centralized control and major industries continue shifting to private control, it is likely for global growth and rising profits to remain strong. Moreover, new technologies worldwide are driving down the cost of production, distribution and investment. What makes this environment so attractive is that we believe this global expansion will occur without significant inflation. We'll continue to tap into these trends, for now keeping our emphasis on the emerging markets of Latin America eastern Europe and Asia, while seeking out restructuring plays in Europe. We're more cautious about the U.S. market for now, after the strong performance of the last two years.



--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997

                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------

John Hancock Global Fund: Class A            1.05%    48.43%     48.18%(1)
John Hancock Global Fund: Class B            0.60%    49.59%    101.57%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997

                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------

John Hancock Global Fund: Class A            1.05%     8.22%      7.79%(1)
John Hancock Global Fund: Class B            0.60%     8.39%      7.26%








                              Notes to Performance

(1) Class A shares commenced on January 3, 1992.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started or have been invested for the most recent ten years and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley World Index -- an unmanaged index that measures the performance of a diverse range of global stock markets.

[Line chart with the heading Global Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley World Index and is equal to $17,774 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund on January 3, 1992, before sales charge, and is equal to $16,074 as of April 30, 1997. The third line represents the Global Fund, after sales charge and is equal to $15,271 as of April 30, 1997.]

[Line chart with the heading Global Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Morgan Stanley World Index and is equal to $31,846 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund, before sales charge, on Spetember 2, 1986, and is equal to $25,949 as of April 30, 1997.]

*  No contingent-deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value -- Note C:
    Common stocks and warrants
      (cost -- $97,596,401) ...................................   $ 119,487,373
    Joint repurchase agreement (cost -- $2,217,000) ...........       2,217,000
                                                                  -------------
                                                                    121,704,373
  Cash ........................................................         200,914
  Foreign currency, at value (cost -- $2,930,011) .............       2,911,491
  Receivable for investments sold .............................       2,309,811
  Receivable for shares sold ..................................           2,663
  Receivable for open forward foreign currency
    contracts sold -- Note A ..................................           1,298
  Interest receivable .........................................             331
  Dividends receivable ........................................         273,093
  Foreign tax receivable ......................................          26,903
  Other assets ................................................          12,473
                                                                  -------------
                              Total Assets ....................     127,443,350
                              -------------------------------------------------
Liabilities:
  Payable for shares repurchased ..............................          28,261
  Payable for investments purchased ...........................       3,376,188
  Payable to John Hancock Advisers, Inc.
    and affiliates -- Note B ..................................         153,507
  Accounts payable and accrued expenses .......................          73,577
                                                                  -------------
                              Total Liabilities ...............       3,631,533
                              -------------------------------------------------
Net Assets:
  Capital paid-in .............................................      93,596,645
  Accumulated net realized gain on investments
    and foreign currency transactions .........................       8,770,928
  Net unrealized appreciation of investments
    and foreign currency transactions .........................      21,881,757
  Accumulated net investment loss .............................  (      437,513)
                                                                  -------------
                              Net Assets ......................   $ 123,811,817
                              =================================================
Net Asset Value Per Share:
  (Based on net asset  values and shares of  beneficial
    interest  outstanding  -- unlimited number of shares
    authorized with no par value,  respectively)
  Class A -- $94,847,960/7,498,137 ............................   $       12.65
================================================================================
  Class B --$28,963,857/2,384,165 .............................   $       12.15
================================================================================
Maximum Offering Price Per Share *
  Class A -- ($12.65 x 105.26%) ...............................   $       13.32
================================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding
    taxes of $45,606) .........................................     $   753,282
  Interest ....................................................          77,761
                                                                    -----------
 ..............................................................         831,043
                                                                    -----------
  Expenses:
    Investment management fee -- Note B .......................         594,024
    Distribution and service fee -- Note B
      Class A .................................................         143,713
      Class B .................................................         139,522
  Transfer agent fee -- Note B ................................         243,378
  Custodian fee ...............................................          74,370
  Registration and filing fees ................................          18,804
  Auditing fee ................................................          18,125
  Financial services fee -- Note B ............................          11,598
  Printing ....................................................          11,347
  Trustees' fees ..............................................           5,990
  Miscellaneous ...............................................           2,631
  Legal fees ..................................................           1,354
                                                                    -----------
                              Total Expenses ..................       1,264,856
                              -------------------------------------------------
                              Net Investment Loss                  (    433,813)
                              --------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold                               8,973,124
  Net realized loss on foreign currency transactions               (    202,105)
  Change in net unrealized appreciation/depreciation
    of investments                                                      293,609
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions                               (      9,056)
                                                                    -----------
                              Net Realized and Unrealized Gain
                              on Investments and Foreign
                              Currency Transactions                   9,055,572
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations             $ 8,621,759
                              =================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                                                 YEAR ENDED      APRIL 30, 1997
                                                                                              OCTOBER 31, 1996     (UNAUDITED)
                                                                                              ----------------     -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ....................................................................     ($    393,746)  ($    433,813)
  Net realized gain on investments sold and foreign currency transactions ................        10,509,890       8,771,019
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions ................................................................         1,357,847         284,553
                                                                                                ------------    ------------
    Net Increase in Net Assets Resulting from Operations .................................        11,473,991       8,621,759
                                                                                                ------------    ------------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold and foreign currency transactions
    Class A -- ($0.8842 and $1.1872 per share, respectively) .............................     (   6,456,924)  (   8,357,133)
    Class B -- ($0.8842 and $1.1872 per share, respectively) .............................     (   1,721,689)  (   2,563,800)
                                                                                                ------------    ------------
    Total Distributions to Shareholders ..................................................     (   8,178,613)  (  10,920,933)
                                                                                                ------------    ------------
From Fund Share Transactions -- Net* .....................................................           882,664       3,765,627
                                                                                                ------------    ------------
Net Assets:
    Beginning of period ..................................................................       118,167,322     122,345,364
                                                                                                ------------    ------------
    End of period (including accumulated net investment loss of $3,700
      and $437,513 , respectively) .......................................................      $122,345,364    $123,811,817
                                                                                                ============    ============
* Analysis of Fund Share Transactions:
                                                                                                              SIX MONTHS ENDED
                                                                             YEAR ENDED                        APRIL 30, 1997
                                                                          OCTOBER 31, 1996                      (UNAUDITED)
                                                                      -------------------------                 ------------
                                                                        SHARES        AMOUNT        SHARES         AMOUNT
                                                                      ---------    ------------    ---------    ------------
CLASS A
  Shares sold                                                         8,943,917    $114,915,031    8,024,968    $102,471,932
  Shares issued to shareholders in reinvestment of distributions        516,713       6,236,722      653,260       8,071,948
                                                                      ---------   -------------    ---------    ------------
                                                                      9,460,630     121,151,753    8,678,228     110,543,880
  Less shares repurchased                                            (9,539,925)  ( 122,803,879)  (8,487,743)  ( 108,918,068)
                                                                      ---------    ------------    ---------    ------------
  Net Increase (Decrease)                                            (   79,295)  ($  1,652,126)     190,485    $  1,625,812
                                                                      =========    ============    =========    ============
CLASS B
  Shares sold                                                           583,478    $  7,131,162      336,924    $  4,108,216
  Shares issued to shareholders in reinvestment of distributions        134,330       1,577,033      197,719       2,350,882
                                                                      ---------    ------------    ---------    ------------
                                                                        717,808       8,708,195      534,643       6,459,098
  Less shares repurchased                                            (  504,739)  (   6,173,405)  (  351,533)  (   4,319,283)
                                                                      ---------    ------------    ---------    ------------
  Net Increase                                                          213,069    $  2,534,790      183,110    $  2,139,815
                                                                      =========    ============    =========    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,               SIX MONTHS ENDED
                                                             -------------------------------------------------------  APRIL 30, 1997
                                                              1992          1993       1994        1995       1996     (UNAUDITED)
                                                             -------------------------------------------------------   -----------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................    $ 11.31       $ 10.55    $  14.30    $ 14.16    $ 12.67    $ 12.97
                                                             -------       -------    --------    -------    -------    -------
  Net Investment Loss(2) ................................   (   0.04)     (   0.10)  (    0.07)  (   0.03)  (   0.02)  (   0.03)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions .......   (   0.72)         3.85        1.24   (   0.13)      1.20       0.90
                                                             -------       -------    --------    -------    -------    -------
      Total from Investment Operations ..................   (   0.76)         3.75        1.17   (   0.16)      1.18       0.87
                                                             -------       -------    --------    -------    -------    -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold and Foreign Currency Transactions ..............        --            --    (    1.31)  (   1.33)  (   0.88)  (   1.19)
                                                             -------       -------    --------    -------    -------    -------
  Net Asset Value, End of Period ........................    $ 10.55       $ 14.30    $  14.16    $ 12.67    $ 12.97    $ 12.65
                                                             =======       =======    ========    =======    =======    =======
  Total Investment Return at Net Asset Value(4) .........   (   6.72%)(5)    35.55%       8.64%    ( 0.37%)     9.87%      6.91%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............    $76,980       $90,787    $100,973    $93,597    $94,746    $94,848
  Ratio of Expenses to Average Net Assets ...............       2.47%(6)      2.12%       1.98%      1.87%      1.88%      1.89%(6)
  Ratio of Net Investment Loss to Average Net Assets ....   (   0.60%)(6) (   0.86%)     (0.54%) (   0.23%) (   0.19%) (   0.54%)(6)
  Portfolio Turnover Rate ...............................         69%          108%         61%        60%        98%        45%
  Average Broker Commission Rate(7) .....................       N/A           N/A         N/A        N/A     $0.0221    $0.0222

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................    $ 10.92       $ 10.50    $  14.17    $ 13.93    $ 12.36    $ 12.54
                                                             -------       -------    --------    -------    -------    -------
  Net Investment Loss(2) ................................   (   0.12)     (   0.15)  (    0.15)  (   0.11)  (   0.10)  (   0.08)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions .......   (   0.30)         3.82        1.22   (   0.13)      1.16       0.88
                                                             -------       -------    --------    -------    -------    -------
      Total from Investment Operations ..................   (   0.42)         3.67        1.07   (   0.24)      1.06       0.80
                                                             -------       -------    --------    -------    -------    -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold and Foreign Currency Transactions ..............        --            --    (    1.31)  (   1.33)  (   0.88)  (   1.19)
                                                             -------       -------    --------    -------    -------    -------
  Net Asset Value, End of Period ........................    $ 10.50       $ 14.17    $  13.93    $ 12.36    $ 12.54    $ 12.15
                                                             =======       =======    ========    =======    =======    =======
  Total Investment Return at Net Asset Value(4) .........   (   3.85%)       34.95%       7.97%  (   1.01%)     9.10%      6.56%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............    $11,475       $19,340    $ 31,822    $24,570    $27,599    $28,964
  Ratio of Expenses to Average Net Assets ...............       2.68%         2.49%       2.59%      2.57%      2.54%      2.59%(6)
  Ratio of Net Investment Loss to Average Net Assets ....   (   1.03%)     (  1.25%) (    1.12%) (   0.89%) (   0.83%) (   1.24%)(6)
  Portfolio Turnover Rate ...............................         69%          108%         61%        60%        98%        45%
  Average Broker Commission Rate(7) .....................       N/A           N/A         N/A        N/A     $0.0221    $0.0222

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,    PERIOD ENDED
                                                                           ----------------------   MARCH 31, 1995
                                                                               1993       1994        (UNAUDITED)
                                                                           ----------------------     -----------
CLASS C(3)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................................      $11.75       $14.34        $14.27
                                                                              ------       ------        ------
  Net Investment Loss ..................................................     (  0.02)         --            --
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ......................................        2.61         1.24       (  0.97)
                                                                              ------       ------        ------
    Total from Investment Operations ...................................        2.59         1.24       (  0.97)
                                                                              ------       ------        ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and
    Foreign Currency Transactions ......................................         --       (  1.31)      (  1.33)
                                                                              ------       ------        ------
  Net Asset Value, End of Period .......................................      $14.34       $14.27        $11.97
                                                                              ======       ======        ======
  Total Investment Return at Net Asset Value(4) ........................       22.04%(5)     9.15%      (  6.70%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............................      $  406       $  752        $  795
  Ratio of Expenses to Average Net Assets ..............................        1.43%(6)     1.42%         1.37%(6)
  Ratio of Net Investment  Income  (Loss) to Average  Net  Assets ......     (  0.35%)(6)    0.03%         0.06%(6)
  Portfolio Turnover Rate ..............................................         108%          61%           60%(8)

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period ended March 31, 1995,  reflect  amounts prior to the redemption of all shares on March 31, 1995.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) Annualized.
(7) Per portfolio share traded. Required for the fiscal years that began September 1, 1995 or later.
(8) For the year ended October 31, 1995.








The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on April 30, 1997. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

COMMON STOCKS
Argentina (1.53%)
  Perez Companc S.A., American
    Depositary Receipts (ADR)
    (Oil & Gas) ...................................    117,300     $  1,888,976
                                                                   ------------
Australia (2.58%)
  Newcrest Mining Ltd. (Metal) ....................    100,000          297,122
  RGC Ltd. (Metal) ................................    390,007        1,414,281
  WMC Ltd. (Metal) ................................    250,000        1,481,713
                                                                   ------------
                                                                      3,193,116
                                                                   ------------
Brazil (3.16%)
  Centrais Electricas Brasileiras S/A
    (ADR) (Utilities) .............................     51,600        1,135,200
  Telecomunicacoes Brasileiras S/A
    (ADR) (Telecommunications) ....................     24,200        2,776,950
                                                                   ------------
                                                                      3,912,150
                                                                   ------------
Canada (0.37%)
  Cinar Films, Inc. (Class B) (Leisure)* ..........     20,000          455,000
                                                                   ------------
Chile (0.23%)
  Maderas y Sinteticos SA (ADR)
    (Building) ....................................     17,800          284,800
                                                                   ------------
France (3.32%)
  LVMH Moet Hennessy Louis Vuitton
    (Beverages) ...................................      9,250        2,258,417
  Lyonnaise des Eaux SA (Diversified
    Operations) ...................................     20,500        1,854,536
                                                                   ------------
                                                                      4,112,953
                                                                   ------------
Germany (3.82%)
  Schering AG (Medical) ...........................     30,000        2,875,621
  VEBA AG (Diversified Operations) ................     36,000        1,854,256
                                                                   ------------
                                                                      4,729,877
                                                                   ------------

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

Hong Kong (8.90%)
  Cheung Kong (Holdings) Ltd.
    (Real Estate Operations) ......................    265,000     $  2,326,212
  China Resources Enterprise Ltd.
    (Real Estate Operations) ......................    605,000        1,671,335
  CITIC Pacific Ltd.
    (Diversified Operations) ......................    250,000        1,352,224
  Hong Kong & Shanghai Hotels Ltd.
    (Leisure) .....................................  1,080,000        1,568,450
  Hutchison Whampoa Ltd.
    (Diversified Operations) ......................    400,000        2,969,083
  Wharf (Holdings) Ltd.
    (Real Estate Operations) ......................    300,000        1,134,706
                                                                   ------------
                                                                     11,022,010
                                                                   ------------
India (1.01%)
  State Bank of India, Global Depositary
    Receipts (Banks - Foreign)* ...................     51,300        1,247,873
                                                                   ------------
Japan (11.77%)
  Fujitsu Ltd. (Computers) ........................    150,000        1,559,853
  Ito-Yokado Co. (Retail) .........................     35,000        1,679,206
  Matsushita-Kotobuki Electronics
    Industries, Ltd. (Electronics) ................    122,000        3,892,543
  Rohm Co., Ltd. (Electronics) ....................        800           62,016
  Sony Corp. (Electronics) ........................     42,000        3,057,313
  TDK Corp. (Electronics) .........................     60,000        4,325,048
                                                                   ------------
                                                                     14,575,979
                                                                   ------------
Malaysia (0.66%)
  Sime Darby Berhad
    (Diversified Operations) ......................    265,000          817,966
                                                                   ------------
Mexico (3.74%)
  Empresas La Moderna S.A. de C.V.
    (ADR) (Tobacco) ...............................     26,200          543,650
  Grupo Industrial Maseca SA de CV
    (ADR) (Food) ..................................    100,900        1,488,275
  Panamerican Beverages, Inc.
    (Beverages) ...................................     89,800        2,604,200
                                                                   ------------
                                                                      4,636,125
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

Netherlands (1.16%)
  Gucci Group, NV (Retail) ........................    15,000      $  1,040,625
  PolyGram NV (Household) .........................     8,000           392,137
                                                                   ------------
                                                                      1,432,762
                                                                   ------------
Norway (1.36%)
  Saga Petroleum ASA (Oil & Gas) ..................    96,300         1,683,614
                                                                   ------------
Singapore (1.04%)
  DBS Land Ltd. (Real Estate Operations) ..........   400,000         1,293,264
                                                                   ------------
South Korea (0.44%)
  L.G. Construction Ltd. (Building) ...............    36,530           540,578
                                                                   ------------
Sweden (1.68%)
  Investor AB (Diversified Operations) ............    47,500         2,076,880
                                                                   ------------
Switzerland (4.18%)
  Ciba Specialty Chemicals AG
    (Chemicals)* ..................................     2,133           183,767
  Novartis AG (Medical) ...........................     2,133         2,810,044
  SMH AG (Consumer Products) ......................    16,500         2,182,688
                                                                   ------------
                                                                      5,176,499
                                                                   ------------
United Kingdom (6.78%)
  Dixons Group PLC (Retail) .......................   275,000         2,253,039
  EMAP PLC (Media) ................................   100,000         1,235,008
  Marks & Spencer PLC (Retail) ....................   275,000         2,179,498
  Pearson PLC (Media) .............................   115,000         1,327,066
  Wetherspoon (J.D.) PLC (Retail) .................    75,000         1,403,971
                                                                   ------------
                                                                      8,398,582
                                                                   ------------
United States (38.74%)
  Adaptec, Inc. (Computers)* ......................    32,000         1,184,000
  American International Group, Inc.
    (Insurance) ...................................    30,000         3,855,000
  Apache Corp. (Oil & Gas) ........................    25,000           850,000
  Cisco Systems, Inc. (Computers)* ................    33,000         1,707,750
  Colgate-Palmolive Co.
    (Soap & Cleaning Preparations) ................    20,000         2,220,000
  Dean Witter Discover & Co. (Finance) ............    80,000         3,060,000
  Disney (Walt) Co., (The) (Leisure) ..............    32,093         2,631,626
  Du Pont (E.I.) De Nemours & Co.
    (Diversified Operations) ......................    30,000         3,183,750
  Eli Lilly & Co. (Medical) .......................    25,000         2,196,875
  Enron Corp. (Oil & Gas) .........................    50,000         1,881,250
  Fannie Mae (Mortgage Banking) ...................    20,000           822,500
  General Electric Co. (Electronics) ..............    35,000         3,880,625
  Intel Corp. (Electronics) .......................    20,000         3,062,500
  International Business Machines Corp.
    (Computers) ...................................    15,000         2,411,250

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

United States (continued)
  Johnson & Johnson (Medical) .....................    40,000      $  2,450,000
  Microsoft Corp. (Computers)* ....................    20,000         2,430,000
  Omnicare, Inc. (Medical) ........................    40,000           975,000
  Phillips Petroleum Co. (Oil & Gas) ..............    50,000         1,968,750
  Schering-Plough Corp. (Medical) .................    35,000         2,800,000
  US Filter Corp. (Pollution Control)* ............    40,000         1,215,000
  Warner-Lambert Co. (Medical) ....................    10,000           980,000
  Williams Cos., Inc. (The) (Oil & Gas) ...........    50,000         2,193,750
                                                                   ------------
                                                                     47,959,626
                                                                   ------------
                              TOTAL COMMON STOCKS
                               (Cost $97,547,215)     ( 96.47%)     119,438,630
                                                       -------     ------------
WARRANTS
Sweden (0.04%)
  Scania AB (Automobile / Trucks) .................    47,500            48,743
                                                                   ------------
                           TOTAL WARRANTS (0.04%)
                                   (Cost $49,186)     (  0.04%)        48,743
                                                       -------     ------------
                 TOTAL COMMON STOCKS AND WARRANTS
                               (Cost $97,596,401)     ( 96.51%)     119,487,373
                                                       -------     ------------

                                         INTEREST     PAR VALUE        MARKET
ISSUER DESCRIPTION                         RATE    (000'S OMITTED)     VALUE
------------------                         ----    ---------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.79%)
  Investment in a joint repurchase
    agreement transaction with
    Aubrey G. Lanston & Co. -
    Dated 04-30-97,
    Due 05-01-97 (secured by
    U.S. Treasury Notes, 5.50%
    thru 6.625%, Due 05-15-98
    thru 09-30-01) - Note A. ..........   5.38%       $ 2,217        2,217,000

                     TOTAL SHORT-TERM INVESTMENTS    (  1.79%)       2,217,000
                                                      -------     ------------
                                TOTAL INVESTMENTS    ( 98.30%)    $121,704,373
                                                      =======     ============
*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                 OF SECURITIES
                                                                AS A PERCENTAGE
INVESTMENT CATEGORIES                                         OF FUND NET ASSETS
---------------------                                         ------------------

  Automobile/Trucks .......................................         0.04%
  Banks - Foreign .........................................         1.01
  Beverages ...............................................         3.93
  Building ................................................         0.60
  Chemicals ...............................................         0.15
  Computers ...............................................         7.51
  Consumer Products .......................................         1.76
  Diversified Operations ..................................        11.40
  Electronics .............................................        14.70
  Finance .................................................         2.47
  Food ....................................................         1.20
  Household ...............................................         0.32
  Insurance ...............................................         3.11
  Leisure .................................................         3.76
  Media ...................................................         2.07
  Medical .................................................        12.19
  Metal ...................................................         2.58
  Mortgage Banking ........................................         0.66
  Oil & Gas ...............................................         8.45
  Pollution Control .......................................         0.98
  Real Estate Operations ..................................         5.19
  Retail ..................................................         6.91
  Soap & Cleaning Preparations ............................         1.79
  Telecommunications ......................................         2.24
  Tobacco .................................................         0.44
  Utilities ...............................................         0.92
  Short-Term Investments ..................................         1.79
                                                                  ------
                                          TOTAL INVESTMENTS        98.30%
                                                                  ======




                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from May 7, 1993, through March 31, 1995, but the Trustees abolished Class C shares as of May 1, 1995.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSE The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

   At April 30, 1997, open forward foreign currency exchange contracts were as follows:

                    PRINCIPAL AMOUNT         EXPIRATION       UNREALIZED
CURRENCY           COVERED BY CONTRACT          DATE         APPRECIATION
--------           -------------------          ----         ------------
SELLS
British Pounds         1,034,595               May 97           $1,298

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80%

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


of the next  $200,000,000,  (c) 0.75% of the next $200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and
(b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $63,693. Of this amount, $9,938 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,057 was paid as sales commissions to unrelated broker-dealers and $37,698 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996, of John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $31,876.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.


   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officer of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $362.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $55,123,859 and $62,601,174, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

   The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $99,813,401. Gross unrealized appreciation and depreciation of investments aggregated $24,635,142 and $2,744,170, respectively, resulting in net unrealized appreciation of $21,890,972.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              030SA 4/97
                                                                            6/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------







                                     World
                                   Bond Fund



                               Semi-Annual Report




                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

   But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

   As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

   Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          By Lawrence J. Daly, Anthony A. Goodchild and Janet L. Clay,
                             Co-Portfolio Managers

                                  John Hancock
                                World Bond Fund

           World bond markets vulnerable to interest-rate uncertainty

"The U.S. bond market's woes reverberated throughout many emerging markets."


During the past six months, global bond markets rode a roller coaster of interest-rate uncertainty -- led primarily by the U.S. bond market. From November through February, moderate growth and tame inflation provided a strong tailwind for U.S. bonds. Signs of stronger economic growth in early March, however, rekindled fears of inflation and sent bond prices falling. Things got worse when the Federal Reserve Bank raised short-term interest rates on March 25, 1997. Then, in mid-April, the bond market reversed course once again in response to more positive inflation news. U.S. bonds staged a remarkable recovery, erasing almost all of the losses triggered by the March interest-rate hike.

   The U.S. bond market's woes reverberated throughout many emerging markets. Fueled by fiscal improvements, emerging markets turned in impressive returns in 1996 and the first few months of 1997. The Fed's interest-rate hike interrupted the rally and sparked a wave of selling throughout emerging markets. The selling pressure, however, subsided with the recovery in the U.S. bond market. By the end of April, most emerging markets had regained their lost ground.

   European markets not only suffered from U.S. market's troubles, but also from their own. The U.S. sell-off -- coupled with concerns about the outcome of the European Economic and Monetary Union (EMU) -- put pressure on many European bond markets. In addition, the pending elections in France and the U.K. added to the market volatility.

--------------------------------------------------------------------------------
  "The U.S. bond market's woes reverberated throughout many emerging markets."
--------------------------------------------------------------------------------

Performance  review
The net result was lackluster performance for global bond fund investors. For the six months

[A 2 1/4" x 3 3/4" photo of fund management team at bottom right. Caption reads:
"Tony Goodchild, Janet Clay, Larry Daly, Co-Portfolio Managers."]

================================================================================

                      John Hancock Funds - World Bond Fund


[Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into five sections. Going from top clockwise Short-Term Investments & Other 54; Latin America 24%; Europe 30%; Australia/New Zealand 6%; United States 36%. Footnote below states "As a percentage of net assets on April 30, 1997."]

--------------------------------------------------------------------------------
                   "...we have pared our position in Europe."
--------------------------------------------------------------------------------

ended April 30, 1997, the JP Morgan Global Government Bond Index returned -3.76%. In the same period, the Fund's Class A and Class B shares had total returns of -1.26% and -1.61%, respectively, at net asset value. Longer-term performance information can be found on pages six and seven. By comparison, the average global income fund had a total return of 0.07%, according to Lipper Analytical Services, Inc.1 This universe includes a number of funds that have significantly more exposure to emerging market bonds than our prospectus limitations permit. Despite the emerging-market downturn from mid-March to mid-April, the overall emerging-market group ended the six-month period with strong gains.

   As the U.S. dollar strengthened against most foreign currencies, however, our heavy 61% weighting in dollar-denominated bonds buoyed performance. In addition, our slightly shorter duration also helped. Duration measures how much the Fund's share price will vary with interest rate changes. The shorter the duration, the less the share price will fall when interest rates rise. Given the market's March decline, we made the right call in shortening the Fund's duration.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Emerging markets followed by an up arrow and the phrase "Improving fiscal conditions." The second listing is united kingdom followed by an up arrow and the phrase "Immune from EMU uncertainty." The third listing is U.S. Treasury Bonds followed by a down arrow and the phrase "Rate increases trigger price declines." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

Portfolio allocation
Emerging Markets. At the end of the period, emerging market bonds accounted for 25% of the Fund's net assets. Our primary focus remained on U.S. dollar-denominated government bonds in Latin American markets such as Mexico,
Argentina, Brazil and Venezuela. We are confident about their long-term potential. Improving fiscal conditions, coupled with increased political stability, bode well for continued strong performance in these markets. Given that, we will continue to add to our position in emerging markets as opportunities arise.

Europe. In the last few months, we have pared our position in Europe. The main reason is the overwhelming uncertainty surrounding the outcome of the European Economic and Monetary Union (EMU). In order to qualify for inclusion in the EMU, countries need to meet stringent economic and fiscal conditions. With many countries falling short of these requirements, uncertainty has increased, spreading volatility throughout European markets.

   Against this backdrop, we've reduced our holdings in the so-called "peripheral" European countries -- such as Italy, Sweden and Spain -- which are most likely to be impacted by the EMU uncertainty. We have, however, maintained a strong 11% position in the U.K. Because it is outside of the economic union, we believe that the U.K. will remain relatively immune to the increasing market volatility.

================================================================================

                      John Hancock Funds - World Bond Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 1% from bottom to top, with 1% at the top and -3% at the bottom. Within the chart there are three solid bars. The first represents the -1.26% total return for the John Hancock Global Income Fund: Class A. The second represents the -1.61% total return for John Hancock Global Income Fund: Class B. The third represents the 0.07% total return for the average general world income fund. A footnote below reads: "Total returns for John Hancock Global Income Fund are at net asset value with all distributions reinvested. The average general world income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."]

United States. In place of our European holdings, we have added to our stake in U.S. bonds, increasing the Fund's weighting to approximately 36%. Concerns over the EMU, coupled with declining yield spreads, that is, the difference in yield, between U.S. and European bonds, swung the risk/return balance in favor of the U.S. Our emphasis has remained on U.S. Treasuries -- mostly in the five-year maturity horizon.

What's ahead
We believe that the U.S. will continue to set the tone for global bond markets. Despite the recent recovery, we expect more volatility in the months ahead. With the U.S. economy continuing to send mixed signals, there is still plenty of uncertainty about the inflationary outlook and the Federal Reserve's next moves. Further rate increases are expected, but the uncertainty of how many more and the timing of them are likely to keep investors nervous.

   Europe has its own set of issues regarding the outcome of the EMU and the upcoming elections. Given that, we will maintain our current underweighting here for the time being. Our focus will remain on core countries -- such as Germany and the U.K. -- which are likely to be less vulnerable to the increasing market volatility. In addition, because European currencies are expected to remain under pressure, we will continue to maintain our strong bias toward U.S. dollar-denominated securities.

   Even though emerging markets may experience some temporary setbacks -- as we saw in March -- we believe that the long-term trends of increasing political stability and improving fiscal conditions clearly favor these markets. However, we do not expect a repeat of last year's stellar gains. As mentioned earlier, we will continue to search out attractive opportunities in these areas.

--------------------------------------------------------------------------------
              "...we expect more volatility in the months ahead."
--------------------------------------------------------------------------------

   Overall, we are relatively optimistic about the worldwide inflationary outlook. The inflation rate in the U.S. -- which is one of the highest in the world -- is running around 3%. Inflation is much lower throughout Europe, mostly in the 2% to 3% range. As for emerging markets, steady economic growth and responsible fiscal policies have kept a lid on inflation. With growth slowing in the U.S. and many European economies just emerging from recessions, there's little upward pressure on prices around the world. That bodes well for the inflation picture and for world bond investors.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock World Bond Fund: Class A       (1.17%)   19.83%     16.90%(1)
John Hancock World Bond Fund: Class B       (2.23%)   19.95%     97.32%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock World Bond Fund: Class A       (1.17%)    3.68%      3.02%(1)
John Hancock World Bond Fund: Class B       (2.23%)    3.70%      7.03%

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of April 30, 1997
                                                               SEC 30-DAY
                                                                  YIELD
                                                                  -----
John Hancock World Bond Fund: Class A                             5.68%
John Hancock World Bond Fund: Class B                             5.25%








                              Notes to Performance

(1) Class A shares commenced on January 3, 1992.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started or have been invested for the most recent ten years and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark bond market performance on a worldwide basis.

[Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $14,339 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,268 as of April 30, 1997. The third line represents the World Bond Fund, after sales charge, and is equal to $11,716 as of April 30, 1997.]

[Line chart with the heading World Bond Fund Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $24,410 as April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $22,506 as of April 30, 1997.]

* No contingent-deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Bonds (cost - $57,334,767) ................................   $  56,813,986
    Joint repurchase agreement (cost - $1,355,000) ............       1,355,000
                                                                  -------------
                                                                     58,168,986
  Cash ........................................................             123
  Receivable for open forward foreign currency
    exchange contracts - Note A ...............................           8,334
  Receivable for fund shares sold .............................             513
  Interest receivable .........................................       1,237,168
  Other assets ................................................           8,855
                                                                  -------------
                                   Total Assets ...............      59,423,979
                                   --------------------------------------------
Liabilities:
  Dividend payable ............................................           8,999
  Payable for shares repurchased ..............................          48,254
  Payable for foreign withholding tax .........................          10,808
  Payable for closed forward foreign currency exchange
    contracts - Note A ........................................          47,749
  Payable for open forward foreign  currency  exchange
    contracts - Note A ........................................         105,815
  Payable to John Hancock  Advisers,  Inc.
    and affiliates - Note B ...................................          63,645
  Accounts payable and accrued expenses .......................          72,745
                                                                  -------------
                                   Total Liabilities ..........         358,015
                                   --------------------------------------------
Net Assets:
  Capital paid-in .............................................      62,390,669
  Accumulated net realized loss on investments,
    foreign currency  transactions, and financial
    futures contracts .........................................  (    2,531,875)
  Net unrealized depreciation of investments and
    foreign currency transactions .............................        (689,289)
  Distributions in excess of net investment income ............  (      103,541)
                                                                  -------------
                                   Net Assets .................   $  59,065,964
                                   ============================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
  beneficial interest outstanding - unlimited
  number of shares authorized with no par
  value, respectively)
  Class A - $27,333,084/3,072,638 .............................   $        8.90
  =============================================================================
  Class B - $31,732,880/3,567,188 .............................   $        8.90
  =============================================================================
Maximum Offering Price Per Share *
  Class A  - ($8.90 x 104.71%) ................................   $        9.32
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest (net of foreign withholding tax of $12,015) ..........   $ 2,507,014
                                                                    -----------
  Expenses:
    Investment management fee - Note B ..........................       248,648
    Distribution and service fee - Note B
      Class A ...................................................        40,854
      Class B ...................................................       195,351
  Transfer agent fee - Note B ...................................        97,458
  Custodian fee .................................................        45,903
  Auditing fee ..................................................        39,981
  Printing ......................................................        12,173
  Registration and filing fees ..................................         9,877
  Financial services fee - Note B ...............................         6,216
  Trustees' fees ................................................         3,099
  Miscellaneous .................................................         2,054
  Legal .........................................................           751
                                                                    -----------
                              Total Expenses ....................       702,365
                              -------------------------------------------------
                              Net Investment Income .............     1,804,649
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized loss on investments sold .........................  (     49,145)
  Net realized loss on foreign currency transactions ............  (    810,606)
  Change in net unrealized appreciation/depreciation
    of investments ..............................................  (  1,807,385)
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ............................         6,522
                                                                    -----------
                              Net Realized and Unrealized
                              Loss on Investments and Foreign
                              Currency Transactions .............  (  2,660,614)
                              --------------------------------------------------
                              Net Decrease in Net Assets
                              Resulting from Operations .........  ($   855,965)
                              =================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                      YEAR ENDED     APRIL 30, 1997
                                                                                                  OCTOBER 31, 1996     (UNAUDITED)
                                                                                                  ----------------     -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income                                                                            $  4,401,299       $  1,804,649
  Net realized gain (loss) on investments sold and foreign currency transactions                      1,300,834      (     859,751)
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions                                                                         (   1,747,787)     (   1,800,863)
                                                                                                   ------------       ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                   3,954,346      (     855,965)
                                                                                                   ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.5025 and $0.2669 per share, respectively)                                       (   1,702,011)     (     798,663)
    Class B - ($0.4418 and $0.2349 per share, respectively)                                       (   2,613,385)     (   1,005,986)
  Distributions from capital paid-in
    Class A - ($0.0100 and none per share, respectively)                                          (      33,881)             --
    Class B - ($0.0088 and none per share, respectively)                                          (      52,022)             --
                                                                                                   ------------       ------------
    Total Distributions to Shareholders                                                           (   4,401,299)     (   1,804,649)
                                                                                                   ------------       ------------
From Fund Share Transactions - Net*:                                                              (  27,053,357)     (  11,707,514)
                                                                                                   ------------       ------------
Net Assets:
  Beginning of period                                                                               100,934,402         73,434,092
                                                                                                   ------------       ------------
  End of period (including distributions in excess of net investment income of
    $103,541 for both periods presented)                                                           $ 73,434,092       $ 59,065,964
                                                                                                   ============       ============
* Analysis of Fund Share Transactions:
                                                                                                             SIX MONTHS ENDED
                                                                                 YEAR ENDED                   APRIL 30, 1997
                                                                              OCTOBER 31, 1996                  (UNAUDITED)
                                                                         --------------------------     --------------------------
                                                                           SHARES         AMOUNT          SHARES          AMOUNT
                                                                         ---------     ------------     ---------     ------------
CLASS A
  Shares sold .......................................................      163,813     $  1,508,925       583,403     $  4,852,851
  Shares issued to shareholders in reinvestment of distributions ....      107,472          990,433        51,156          468,319
                                                                         ---------     ------------     ---------     ------------
                                                                           271,285        2,499,358       634,559        5,321,170
  Less shares repurchased ...........................................   (1,101,077)   (  10,123,045)   (  529,890)   (   4,366,101)
                                                                         ---------     ------------     ---------     ------------
  Net Increase (Decrease) ...........................................   (  829,792)   ($  7,623,687)      104,669     $    955,069
                                                                         =========     ============     =========     ============
CLASS B
  Shares sold .......................................................      237,253     $  2,212,528        69,633     $    646,115
  Shares issued to shareholders in reinvestment of distributions ....      132,781        1,224,626        48,219          442,428
                                                                         ---------     ------------     ---------     ------------
                                                                           370,034        3,437,154       117,852        1,088,543
                                                                         ---------     ------------     ---------     ------------
  Less shares repurchased ...........................................   (2,474,099)   (  22,866,824)   (1,497,331)   (  13,751,126)
                                                                         ---------     ------------     ---------     ------------
  Net Decrease ......................................................   (2,104,065)   ($ 19,429,670)    1,379,479)   ($ 12,662,583)
                                                                         =========     ============     =========     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            -------------------------------------------------------  APRIL 30, 1997
                                                            1992(1)        1993      1994       1995        1996       (UNAUDITED)
                                                            -------       -------   ------     -------     --------    -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................   $ 10.57       $  9.76   $ 9.62     $  8.85     $   9.30     $  9.28
                                                            -------       -------   ------     -------     --------     -------
  Net Investment Income .................................      0.64          0.76     0.64(3)     0.57(3)      0.51(3)     0.27(3)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options, Financial Futures Contracts
    and Foreign Currency Transactions ...................  (   0.74)     (   0.10) (  0.78)       0.48    (    0.02)   (   0.38)
                                                            -------       -------   ------     -------     --------     -------
      Total from Investment Operations ..................  (   0.10)         0.66  (  0.14)       1.05         0.49    (   0.11)
                                                            -------       -------   ------     -------     --------     -------
  Less Distributions:
  Dividends from Net Investment Income ..................  (   0.71)     (   0.38) (  0.11)   (   0.59)   (    0.50)   (   0.27)
  Distributions in Excess of Net Investment Income ......       --       (   0.04)     --          --           --          --
  Distributions from Capital Paid-In ....................       --       (   0.38) (  0.52)   (   0.01)   (    0.01)        --
                                                            -------       -------   ------     -------     --------     -------
      Total Distributions ...............................  (   0.71)     (   0.80) (  0.63)   (   0.60)   (   0.51)    (   0.27)
                                                            -------       -------   ------     -------     --------     -------
  Net Asset Value, End of Period ........................   $  9.76       $  9.62   $ 8.85     $  9.30     $  9.28      $  8.90
                                                            =======       =======   ======     =======     =======      =======
  Total Investment Return at Net Asset Value(2) .........  (  0.88%)(4)     7.14% (  1.30%)     12.25%       5.48%    (   1.26%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............   $12,880       $12,882   $8,949     $35,334     $27,537      $27,333
  Ratio of Expenses to Average Net Assets ...............     1.41%(5)      1.46%    1.59%       1.48%       1.58%        1.71%(5)
  Ratio of Net Investment Income to Average Net Assets ..     7.64%(5)      7.89%    7.00%       6.43%       5.54%        5.86%(5)
  Portfolio Turnover Rate ...............................      476%          363%     174%        263%        214%          85%







The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            -------------------------------------------------------  APRIL 30, 1997
                                                            1992(1)        1993      1994       1995        1996       (UNAUDITED)
                                                            -------       -------   ------     -------     --------    -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................   $  10.44      $   9.74   $   9.62     $  8.85     $  9.30     $  9.28
                                                           --------      --------   --------     -------     -------     -------
  Net Investment Income ................................       0.78          0.72       0.59(3)     0.55(3)     0.45(3)     0.24(3)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options, Financial Futures Contracts
    and Foreign Currency Transactions ..................  (    0.59)    (    0.09) (    0.78)       0.44    (   0.02)   (   0.38)
                                                           --------      --------   --------     -------     -------     -------
      Total from Investment Operations .................       0.19          0.63  (    0.19)       0.99        0.43    (   0.14)
                                                           --------      --------   --------     -------     -------     -------
  Less Distributions:
  Dividends from Net Investment Income .................  (    0.89)    (    0.33) (    0.06)   (   0.53)   (   0.44)   (   0.24)
  Distributions from Net Realized Gain on Investments ..        --            --         --          --          --          --
  Distributions in Excess of Net Investment Income .....        --      (    0.04)       --          --          --          --
  Distributions from Capital Paid-In ...................        --      (    0.38) (    0.52)   (   0.01)   (   0.01)        --

      Total Distributions ..............................  (    0.89)    (    0.75) (    0.58)   (   0.54)   (   0.45)   (   0.24)
                                                           --------      --------   --------     -------     -------     -------
  Net Asset Value, End of Period .......................   $   9.74      $   9.62   $   8.85     $  9.30     $  9.28     $  8.90
                                                           ========      ========   ========     =======     =======     =======
  Total Investment Return at Net Asset Value(2) ........      1.72%         6.77%  (   1.88%)     11.51%       4.78%    (  1.61%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............   $199,102      $197,166   $114,656    $65,600      $45,897     $31,733
  Ratio of Expenses to Average Net Assets ..............      1.91%         1.91%      2.17%      2.16%        2.25%       2.40%(5)
  Ratio of Net Investment Income to Average Net Assets .      7.59%         7.45%      6.41%      6.03%        4.87%       5.17%(5)
  Portfolio Turnover Rate ..............................       476%          363%       174%       263%         214%         85%


(1)      Class A shares commenced operations on January 3, 1992.
(2)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)      Based on the average of the shares outstanding at the end of each month.
(4)      Not annualized.
(5)      Annualized.





                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by World Bond Fund on April 30, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination.

                                                                                    INTEREST     PAR VALUE         MARKET
ISSUER, DESCRIPTION                                                                   RATE     (000s OMITTED)#     VALUE
-------------------                                                                   ----     ---------------     -----
BONDS
Australian Dollar (1.86%)
  State of Queensland Treasury Corp., Global Note 08-14-01 .......................    8.000%       1,370      $  1,096,600
                                                                                                              ------------
British Pound Sterling (10.75%)
  United Kingdom Treasury, Bond 06-07-02 .........................................    7.000        3,940         6,349,328
                                                                                                              ------------
Danish Krone (3.92%)
  Kingdom of Denmark, Bond-Bullet 03-15-06 .......................................    8.000       13,911         2,314,105
                                                                                                              ------------
Deutsche Mark (5.00%)
  Federal Republic of Germany, Bond Ser 96 01-05-06 ..............................    6.000        5,019         2,952,592
                                                                                                              ------------
French Franc (4.00%)
  Republic of France, Deb 04-25-05 ...............................................    7.500       12,212         2,365,003
                                                                                                              ------------
Italian Lira (3.06%)
  Republic of Italy Treasury, Bond 11-01-00 ......................................   10.500    2,800,000         1,804,794
                                                                                                              ------------
New Zealand Dollar (4.34%)
  Government of New Zealand, Bond 02-15-00 .......................................    6.500        3,800         2,562,327

Swedish Krona (2.03%)
  Kingdom of Sweden, Bond Ser 1033 05-05-03 ......................................   10.250        8,000         1,201,529

U.S. Dollar (61.23%)
  Empresas ICA Sociedad S.A., (Mexico), Note Ser REGS 05-30-01 ...................   11.875        1,000         1,065,000
  Federative Republic of Brazil, (Brazil), Floating Rate Bond 04-15-09 ...........    6.938*       1,100           934,318
  Globo Communicacoes e Participacoes Ltda., (Brazil), Bond 12-20-06 (R) .........   10.500          250           254,688
  Impsat Corp., Gtd Deb 07-15-03 .................................................   12.125          500           521,250
  Innova S. de R.L., (Mexico), Sr Note 04-01-07 (R) ..............................   12.875          200           196,000
  Klabin Fabricadora de Papel e Celulose S.A., (Brazil), Gtd Deb 08-12-04 (R) ....   11.000          500           510,000
  Net Sat Services LTDA, (Brazil), Sr Note 08-05-04 ..............................   12.750          500           516,250
  OPP Petroquimica S.A., (Brazil), Sr Note 10-29-04 (R) ..........................   11.000          500           496,250
  Petroleo Brasileiros S.A., (Brazil), Bond 10-17-06 (R) .........................   10.000          500           511,875
  Republic of Argentina, (Argentina),
    Floating Rate Bond 03-31-05 ..................................................    6.750*       1,940         1,779,950
    Global Bond 01-30-17 .........................................................   11.375        1,000         1,062,500
  Republic of Venezuela, (Venezuela), Floating Rate Bond Ser DL 12-18-07 .........    6.500*       3,750         3,309,375
  Russian Federation Ministry of Finance, (Russia), Unsub Deb 11-27-01 (R) .......    9.250          500           490,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund

                                                                                    INTEREST     PAR VALUE         MARKET
ISSUER, DESCRIPTION                                                                   RATE     (000s OMITTED)#     VALUE
-------------------                                                                   ----     ---------------     -----
U.S. Dollar (continued)
  Sprint Spectrum L.P., Sr Note 08-15-06 .........................................   11.000%         500      $    546,250
  Transportacion Maritima Mexicana S.A. de C.V., (Mexico), Note 05-15-03 .........    9.250          500           468,750
  United Mexican States, (Mexico),
    Global Bond 02-06-01 .........................................................    9.750        1,000         1,045,000
    Global Bond 05-15-26 .........................................................   11.500        2,000         2,122,500
  United States Treasury,
    Note 03-31-99 ................................................................    6.250        2,200         2,199,648
    Note 12-31-00 ................................................................    5.500        2,000         1,935,000
    Note 11-30-01 ................................................................    5.875        9,450         9,194,566
    Note 02-28-02 ................................................................    6.250        1,600         1,578,496
    Note 10-15-06 ................................................................    6.500        5,520         5,429,417
                                                                                                              ------------
                                                                                                                36,167,708
                                                                                                              ------------
                                                                       TOTAL BONDS
                                                                (Cost $57,334,767)              ( 96.19%)       56,813,986
                                                                                                 -------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.29%)
  Investment in a joint  repurchase  agreement  transaction with
    Aubrey Lanston -- Dated 4-30-97, Due 5-01-97
    (secured by US Treasury Notes, 5.500% through 6.625%,
    Due 5-15-98 through 9-30-01) Note A ..........................................    5.375       1,355          1,355,000
                                                                                                              ------------

                                                      TOTAL SHORT-TERM INVESTMENTS             (  2.29%)         1,355,000
                                                                                                -------       ------------
                                                                 TOTAL INVESTMENTS             ( 98.48%)      $ 58,168,986
                                                                                                =======       ============

NOTES TO SCHEDULE OF INVESTMENTS

*  Represents rate in effect on April 30, 1997.

#  Par value of non US dollar  denominated  foreign  bonds is expressed in local currency for each country listed.

(R)These  securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,459,438 or 4.16% of the Fund's net assets as of April 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                AS A PERCENTAGE
                                                                  OF FUND'S
INVESTMENT CATEGORIES                                             NET ASSETS
---------------------                                             ----------
  Building - Heavy Construction ..............................       1.80%
  Chemicals ..................................................       0.84
  Government - Foreign .......................................      53.15
  Government - U.S. ..........................................      34.43
  Media - Cable TV ...........................................       1.21
  Oil & Gas ..................................................       0.87
  Paper & Paper Products .....................................       0.86
  Telecommunications .........................................       2.24
  Transportation .............................................       0.79
  Short-Term Investments .....................................       2.29
                                                                  -------
                                             TOTAL INVESTMENTS      98.48%
                                                                  =======




















                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $938,808 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires October 31, 2002.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


   Open foreign currency forward contracts at April 30, 1997, were as follows:

                                                                  UNREALIZED
                         PRINCIPAL AMOUNT          EXPIRATION     APPRECIATION
CURRENCY                 COVERED BY CONTRACT       DATE           (DEPRECIATION)
--------                 -------------------       ----           --------------
SELLS
British Pound            1,800,000                 MAY 97          $ 8,334
New Zealand Dollar       3,679,428                 MAY 97         ( 16,426)

BUYS
Japanese Yen             438,072,116               MAY 97         ( 34,960)
Japanese Yen             375,000,000               MAY 97         ( 44,685)
                                                                   -------
                                                                  ($87,737)
                                                                   =======

   Open foreign cross currency forward contracts at April 30, 1997, were as follows:

PRINCIPAL AMOUNT         PRINCIPAL AMOUNT          EXPIRATION     UNREALIZED
SOLD                     BOUGHT                    DATE           DEPRECIATION
----                     ------                    ----           ------------
14,500,000               4,297,213
French Francs            Deutsche Marks            MAY 97         ($3,140)
3,150,000                3,166,084
Italian Lira             Deutsche Marks            MAY 97         ( 6,604)
                                                                   ------
                                                                  ($9,744)
                                                                   ======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $5,674. Out of this amount, $496 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,216 was paid as sales commissions to unrelated broker-dealers and $1,962 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $62,278.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses. The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - World Bond Fund


defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $351.

NOTE  C  --
INVESTMENT  TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $32,229,696 and $49,094,952, respectively. Purchases and proceeds from sales of obligations of the U.S. government its agencies aggregated $21,969,245 and $16,604,753, respectively, during the period ended April 30, 1997.

   The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $58,689,767. Gross unrealized appreciation and depreciation of investments aggregated $569,062 and $1,089,843, respectively, resulting in net unrealized depreciation of $520,781.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock World Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              090SA 4/97
                                                                            6/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------











                                     Growth
                                      Fund



                               SEMI-ANNUAL REPORT





                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

   But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[ 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

   Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    By Anurag Pandit, CFA, Portfolio Manager

                                  John Hancock
                                  Growth Fund

                     Stocks take investors on a wild ride;
                selectivity becomes key in searching for growth

On January 1, 1997, Anurag Pandit began leading the management team of John Hancock Growth Fund. Since joining John Hancock Funds in 1996, Mr. Pandit has been a member of the Fund's management team. Previously he was a vice president and equity analyst at Loomis-Sayles.

The investment environment was anything but dull during the six months ended April 30, 1997. The Dow Jones Industrial Average and the S&P 500 Stock Index hit successive highs through early February, fueled by strong corporate earnings, increased investor demand, moderate economic growth, low inflation and favorable interest rates. But early indications of stronger-than-expected economic growth and lurking inflation put an end to the party as investors responded with sobriety over the possibility of a pre-emptive Federal Reserve interest-rate hike.

   In March, the Fed raised the fed funds rate by 0.25% to 5.50%, capping off weeks of volatility in both the equity and fixed-income markets.

--------------------------------------------------------------------------------
             "The investment environment was anything but dull..."
--------------------------------------------------------------------------------

   While John Hancock Growth Fund participated in the market's rally in December and the early part of January, the downturn in February and March took its toll on performance. As a result, the Fund gave back most of the gains it realized through January. Weakness in the portfolio's technology holdings further hindered the Fund's ability to make any headway. Although

[A 2 1/4" x 3 3/4"  photo of the Fund  management  team.  Caption  below  reads:
"Anurog Pandit (standing) and Fund management team members: (l-r) Rob Hallisey, Bernice Behar and Andrew Slabin."]

================================================================================

                        John Hancock Funds - Growth Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Johnson & Johnson 2.7 % 2) Coca Cola 2.5% 3) Walt Disney 2.2% 4) Diamond Offshore Drilling 2.1% 5) Gillette 2.1%. A footnote below reads "As a percentage of net assets onApril 30, 1997."]

--------------------------------------------------------------------------------
        A number of the Fund's holdings are large-cap, household names.
--------------------------------------------------------------------------------

the Fund has rebounded in the final weeks of the period, performance overall was disappointing and the Fund lagged its peers. For the six months ended April 30, 1997, John Hancock Growth Fund's Class A shares and Class B shares returned a total of -0.38% and -0.68% at net asset value, respectively. This compares to the 7.15% total return of the average growth fund, according to Lipper Analytical Services, Inc. 1 Longer-term and comparative performance can be found on pages six and seven of this report.

Technology reduced but not eliminated
Like many industries, technology has been hurt by general concerns over a rising interest-rate environment. Increased competition, questionable sales and earnings growth and high debt margins provided an added drag on the appreciation potential of a wide variety of technology stocks. While many of the Fund's hi-tech positions contributed significantly to performance initially, substantial exposure to this sector hampered returns later in the period and proved to be one of the main reasons why the Fund underperformed its competitors. An example of one disappointing performer, which we sold during the period, was Paychex, a payroll processing/tax-preparation company. After rising considerably last fall, the company's stock price moved downward not only in sympathy with the broad sector but also as a result of its acquisition of a professional employee organization, a lower margin business.

[Table entitled "Scorecard" at bottom left hand column. The heading for the left column is "Investment"; the heading for the center column is "Recent performance.. and what's behind the numbers". The first listing is "Johnson & Johnson" followed by an up arrow and the phrase "Robust product pipeline". The second listing is "McDonnell Douglas" followed by a horizontal arrow and the phrase "Future potential from merger and worldwide fleet demand." The third listing is "Netscape" followed by a down arrow and the phrase "Hurt by tech-stock correction and growing pains." Footnote below reads "See "Schedule of Investments." Investment holdings are subject to change."]

   As 1996 came to a close, our research uncovered early indications of industry-wide price competition and slowing demand in the data networking industry. We chose to sell several key holdings, believing that the bulk of their price appreciation was behind them. Cisco Systems, 3COM and Cascade Communications, were a few of the holdings sold. The move proved timely and helped soften the impact of this sector's rout, during which the prices of these stocks got pummeled. As a result of our decision, the Fund's weighting in technology was reduced from approximately 25%-30% of net assets in November 1996 to roughly 17% by period's end.

Worst over for tech stocks?
Because the long-term fundamentals of many corporations remain attractive, technology nevertheless continues to be a considerable component of the Fund's portfolio. We believe demand for enhancing the way people communicate, as well as the continuing drive for corporate cost-efficiency and increased productivity, has set the stage for high growth in technology-related issues for decades to come. As the Fund seeks companies whose earnings are growing at least twice the rate of the economy, many tech stocks -- with their

================================================================================

                        John Hancock Funds - Growth Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 1% from bottom to top, with 8% at the top and -1% at the bottom. Within the chart there are three solid bars. The first represents the -0.38% total return for the John Hancock Growth Fund: Class A. The second represents the -0.68% total return for the John Hancock Growth Fund: Class B. The third represents the 7.15% total return for the average growth fund. A footnote below reads: "The total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. See the following two pages for historical performance information."]

accelerated earnings possibilities and dynamic growth potential -- are prime portfolio candidates. Going forward, we will look cautiously to buy on dips, selectively adding to positions when share prices become too compelling to ignore.

Health-care stocks well represented
The ongoing demand for quality healthcare -- in good economic times and bad -- makes an attractive case for being exposed to all areas of the health-care industry. Several issues, in fact, have helped buoy performance during the market's recent turbulence, including Johnson & Johnson and Pfizer. We've also increased the Fund's weighting in managed care operations as evidence has emerged that provider price increases are sticking.

Household names give Fund stability
Throughout the period, investors have preferred the relative safety, liquidity, and consistent growth characteristics of large, multinational companies, such as Coca-Cola and Gillette -- two portfolio stocks that have helped mitigate this year's volatility. We've also recently built up the Fund's position in Walt Disney Co., and acquired Boeing, which stands to benefit from it's pending merger with McDonnell Douglas and the strong demand for fleets overseas.

   We've increased the Fund's weighting in consumer staples and consumer cyclical stocks, purchasing CVS and Walgreen's and adding to existing positions, such as Home Depot and Wal-Mart. By owning stocks of companies that are dominant players in their industries and whose products typically remain in relatively solid demand even in a slower economic environment, we have been able to position the Fund a bit more defensively as we enter the second half of fiscal 1997.

Keeping an eye on the dollar, interest rates
No amount of research or data can give us the ability to predict what course the market will take next. We are, however, keeping a watchful eye on the interest-rate horizon and the dollar's unabashed strength, mindful that both could potentially have an adverse effect on corporate earnings. When selecting companies that rely on foreign subsidiaries for much of their growth, we will look only for those that are geographically diversified and in high demand - ones whose growth potential can offset unfavorable currency exchange rates. We remain committed to searching for companies that exhibit, in our opinion, solid fundamentals and the best possible growth characteristics for any environment.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and January 3, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock Growth Fund: Class A            1.56%    66.75%     150.50%
John Hancock Growth Fund: Class B(1)         1.17%    31.70%       N/A

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock Growth Fund: Class A            1.56%   10.77%        9.62%
John Hancock Growth Fund: Class B(1)         1.17%    8.87%        N/A



















                              Notes to Performance

(1) Class B shares commenced on January 3, 1994.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth on April 30, 1997, assuming you have been invested and have reinvested all distributions for the entire time periods represented in the graphs. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

[Line chart with the heading Growth Fund:Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $44,959 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth
Fund on October 31, 1986, before sales charge, and is equal to $32,673 as of April 30, 1997. The third line represents the Growth Fund, after sales charge, and is equal to $31,040 as of April 30, 1997.]

[Line chart with the heading Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,641 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund, before sales charge, on January 3, 1994, and is equal to $13,870 as of April 30, 1997. The third line represents the value of the Growth Fund, after sales charge, and is equal to $13,570 as of April 30, 1997.]

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Common stocks (cost - 176,163,695) .........................   $239,799,406
    Joint repurchase agreement (cost - 54,815,000) .............     54,815,000
    Corporate savings account ..................................         10,366
                                                                   ------------
 ...............................................................    294,624,772
  Receivable for investments sold ..............................      8,561,752
  Receivable for shares sold ...................................         29,847
  Dividends receivable .........................................         71,323
  Interest receivable ..........................................         10,159
  Other assets .................................................         27,871
                                                                   ------------
                              Total Assets .....................    303,325,724
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      2,822,719
  Payable for shares repurchased ...............................         73,085
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        248,132
  Accounts payable and accrued expenses ........................         47,946
                                                                   ------------
                              Total Liabilities ................      3,191,882
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................    194,695,141
  Accumulated net realized gain on investments .................     42,527,240
  Net unrealized appreciation of investments ...................     63,636,717
  Accumulated net investment loss ..............................  (     725,256)
                                                                   ------------
                              Net Assets .......................   $300,133,842
                              =================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $271,090,214/12,958,944                                $      20.92
  =============================================================================
  Class B - $29,043,628/1,423,285                                  $      20.41
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($20.92 x 105.26%)                                     $      22.02
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends ....................................................     $  828,336
  Interest .....................................................        780,765
                                                                     ----------
 ...............................................................      1,609,101
                                                                     ----------
  Expenses:
    Investment management fee - Note B .........................      1,211,922
    Distribution and service fee - Note B
      Class A ..................................................        417,255
      Class B ..................................................        142,397
    Transfer agent fee - Note B ................................        411,796
    Custodian fee ..............................................         31,054
    Financial services fee - Note B ............................         28,748
    Registration and filing fees ...............................         27,593
    Printing ...................................................         19,370
    Auditing fee ...............................................         17,865
    Trustees' fees .............................................         11,515
    Miscellaneous ..............................................          3,182
    Legal fees .................................................          1,911
                                                                     ----------
                              Net Expenses .....................      2,324,608
                              -------------------------------------------------
                              Net Investment Loss ..............    (   715,507)
                              -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ........................     42,527,505
  Change in net unrealized appreciation/depreciation
    of investments .............................................    (42,914,783)
                                                                     ----------
                              Net Realized and Unrealized
                              Loss on Investments ..............    (   387,278)
                              --------------------------------------------------
                              Net Decrease in Net Assets
                              Resulting from Operations ........    ($1,102,785)
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                PERIOD FROM       SIX MONTHS ENDED
                                                                             YEAR ENDED      JANUARY 1, 1996 TO     APRIL 30, 1997
                                                                         DECEMBER 31, 1995   OCTOBER 31, 1996(1)     (UNAUDITED)
                                                                         -----------------   -------------------     -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ..................................................   ($   973,581)       ($  1,851,051)       ($   715,507)
  Net realized gain on investments sold ................................      9,207,214           29,604,241          42,527,505
  Change in net unrealized appreciation/depreciation of investments ....     30,638,725           21,436,182        ( 42,914,783)
                                                                            -----------         ------------         -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations ....     38,872,358           49,189,372        (  1,102,785)
                                                                            -----------         ------------         -----------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold
    Class A - ($0.6945, none and $2.2830 per share, respectively) ......   (  8,391,968)              --           (  26,978,610)
    Class B - ($0.6945, none and $2.2830 per share, respectively) ......   (    552,264)              --           (   2,737,473)
                                                                            -----------         ------------         -----------
  Total Distributions to Shareholders ..................................   (  8,944,232)              --           (  29,716,083)
                                                                            -----------         ------------         -----------
From Fund Share Transactions - Net* ....................................     75,837,052        (   1,902,994)         26,053,690
                                                                            -----------         ------------         -----------
Net Assets:
  Beginning of period ..................................................    151,847,464          257,612,642         304,899,020
                                                                            -----------         ------------         -----------
  End of period (including accumulated net investment loss of none,
    $9,749 and $725,256, respectively) .................................   $257,612,642         $304,899,020        $300,133,842
                                                                           ============         ============        ============
* Analysis of Fund Share Transactions:
                                                                                     PERIOD FROM              SIX MONTHS ENDED
                                                             YEAR ENDED          JANUARY 1, 1996 TO            APRIL 30, 1997
                                                         DECEMBER 31, 1995       OCTOBER 31, 1996(1)             (UNAUDITED)
                                                      -----------------------------------------------------------------------------
                                                        SHARES       AMOUNT      SHARES       AMOUNT       SHARES         AMOUNT
                                                      ---------   -----------   ---------   -----------   ---------    ------------
CLASS A
  Shares sold .....................................   1,671,481   $32,932,574   2,868,866   $62,914,842   4,554,564    $100,381,803
  Shares issued in reorganization - Note D ........   3,788,495    77,588,384      --            --
  Shares issued to shareholders in reinvestment
    of distributions ..............................     402,050     7,803,606      --            --       1,190,440      25,034,945
                                                      ---------   -----------   ---------   -----------   ---------    ------------
                                                      5,862,026   118,324,564   2,868,866    62,914,842   5,745,004     125,416,748
  Less shares repurchased .........................  (2,691,827) ( 52,370,704) (3,252,462) ( 70,867,350) (4,790,825)  ( 106,020,842)
                                                      ---------   -----------   ---------   -----------   ---------    ------------
  Net increase (decrease) .........................   3,170,199   $65,953,860  (  383,596) ($ 7,952,508)    954,179    $ 19,395,906
                                                      =========   ===========   =========   ===========   =========    ============
CLASS B
  Shares sold .....................................     333,335   $ 6,333,583   2,230,077   $49,208,673     430,031    $  9,283,682
  Shares issued in reorganization - Note D ........     471,911     9,563,328      --            --
  Shares issued to shareholders in reinvestment
    of distributions ..............................      27,495       526,875      --            --         124,391       2,559,110
                                                      ---------   -----------   ---------   -----------   ---------    ------------
                                                        832,741    16,423,786   2,230,077    49,208,673     554,422      11,842,792
  Less shares repurchased ........................   (  246,690) (  4,843,723) (1,940,975) ( 43,159,159) (  246,737) (    5,185,008)
                                                      ---------   -----------   ---------   -----------   ---------    ------------
  Net increase ...................................      586,051   $11,580,063     289,102   $ 6,049,514     307,685    $  6,657,784
                                                      =========   ===========   =========   ===========   =========    ============
CLASS C **
  Shares sold                                               841        15,270
  Less shares repurchased                            (   99,061) (  1,712,141)
                                                      ---------   -----------
  Net decrease                                       (   98,220) ($ 1,696,871)
                                                      =========   ===========

**   All Class C shares were redeemed on March 31, 1995.
(1) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,            PERIOD FROM   SIX MONTHS ENDED
                                                           -------------------------------------- JANUARY 1, 1996 TO  APRIL 30, 1997
                                                            1992      1993      1994      1995    OCTOBER 31, 1996(9)  (UNAUDITED)
                                                           -------------------------------------- -------------------  -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................   $  17.48  $  17.32  $  17.40  $  15.89     $  19.51      $  23.28
                                                           --------  --------  --------  --------     --------      --------
  Net Investment Loss ..................................  (    0.06)(    0.11)(    0.10)(    0.09)(1)(    0.13)(1) (    0.04)(1)
  Net Realized and Unrealized Gain (Loss)
    on Investments .....................................       1.10      2.33 (    1.21)     4.40         3.90     (    0.04)
                                                           --------  --------  --------  --------     --------      --------
      Total from Investment Operations .................       1.04      2.22 (    1.31)     4.31         3.77     (    0.08)
                                                           --------  --------  --------  --------     --------      --------
  Less Distributions:
    Distributions from Net Realized Gain on
      Investments Sold .................................  (    1.20)(    2.14)(    0.20)(    0.69)        --       (    2.28)
                                                           --------  --------  --------  --------     --------      --------
  Net Asset Value, End of Period .......................   $  17.32  $  17.40  $  15.89  $  19.51     $  23.28      $  20.92
                                                           ========  ========  ========  ========     ========      ========
  Total Investment Return at Net Asset Value(2) ........      6.06%    13.03% (   7.50%)   27.17%       19.32%(6)  (   0.38%)(6)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............   $153,057  $162,937  $146,466  $241,700     $279,425      $271,090
  Ratio of Expenses to Average Net Assets ..............      1.60%     1.56%     1.65%     1.48%        1.48%(7)      1.45%(7)
  Ratio of Net Investment Loss to Average Net Assets ...  (   0.36%)(   0.67%)(   0.64%)(   0.46%)   (   0.73%)(7) (   0.40%)(7)
  Portfolio Turnover Rate ..............................        71%       68%       52%       68%(3)       59%           61%
  Average Brokerage Commission Rate(4) .................      N/A       N/A       N/A       N/A       $ 0.0695      $ 0.0696

                                                                 YEAR ENDED DECEMBER 31,    PERIOD FROM       SIX MONTHS ENDED
                                                                                          JANUARY 1, 1996 TO   APRIL 30, 1997
                                                                    1994(5)       1995    OCTOBER 31, 1996(9)    (UNAUDITED)
                                                                   --------      -------  -------------------    -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................    $ 17.16      $ 15.83       $ 19.25         $ 22.83
                                                                    -------      -------       -------         -------
  Net Investment Loss(1) .......................................   (   0.20)    (   0.26)     (   0.26)       (   0.12)
  Net Realized and Unrealized Gain (Loss) on Investments .......   (   0.93)        4.37          3.84        (   0.02)
                                                                    -------      -------       -------         -------
      Total from Investment Operations .........................   (   1.13)        4.11          3.58        (   0.14)
                                                                    -------      -------       -------         -------
  Less Distributions:
    Distributions from Net Realized Gain on Investments Sold ...   (   0.20)    (   0.69)         --          (   2.28)
                                                                    -------      -------       -------         -------
  Net Asset Value, End of Period ...............................    $ 15.83      $ 19.25       $ 22.83        $ 20.41
                                                                    =======      =======       =======        =======
  Total Investment Return at Net Asset Value(2) ................   (  6.56%)(6)   26.01%        18.60%(6)    (  0.68%)(6)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................    $ 3,807      $15,913       $25,474        $29,044
  Ratio of Expenses to Average Net Assets ......................      2.38%(7)     2.31%         2.18%(7)       2.15%(7)
  Ratio of Net Investment Loss to Average Net Assets ...........   (  1.25%)(7) (  1.39%)       (1.42%)(7)   (  1.10%)(7)
  Portfolio Turnover Rate ......................................        52%          68%(3)        59%            61%
  Average Brokerage Commission Rate(4) .........................      N/A          N/A         $0.0695        $0.0696

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                    PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                                 DECEMBER 31, 1993   DECEMBER 31, 1994   MARCH 31, 1995
                                                                 -----------------   -----------------   --------------
CLASS C (8)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................       $ 17.05            $ 17.46           $ 16.02
                                                                       -------            -------           -------
  Net Investment Income (Loss) .................................      (   0.02)          (   0.01)             0.02(1)
  Net Realized and Unrealized Gain (Loss) on Investments .......          2.57           (   1.23)             1.28
                                                                       -------            -------           -------
      Total from Investment Operations .........................          2.55           (   1.24)             1.30
                                                                       -------            -------           -------
  Less Distributions:
    Distributions from Net Realized Gain on Investments Sold ...      (   2.14)          (   0.20)             --
                                                                       -------            -------           -------
    Net Asset Value, End of Period .............................       $ 17.46            $ 16.02           $ 17.32
                                                                       =======            =======           =======
  Total Investment Return at Net Asset Value(2) ................      ( 15.18%)(6)       (  7.07%)            8.11%(6)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................       $ 1,285            $ 1,574           $ 1,672
  Ratio of Expenses to Average Net Assets ......................         1.05%(7)           1.12%             1.05%(7)
  Ratio of Net Investment Income (Loss) to Average Net Assets ..      (  0.17%)(7)       (  0.08%)            0.44%(7)
  Portfolio Turnover Rate ......................................           68%                52%               39%

(1)  Based on the average of the shares outstanding at the end of each month.
(2)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Excludes merger activity.
(4)  Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.
(5)  Class B shares commenced operations on January 3, 1994.
(6)  Not annualized.
(7)  Annualized.
(8)  Class C shares commenced  operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(9)  Effective  October 31, 1996, the fiscal period changed from December 31 to October 31.




The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Growth Fund on April 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

COMMON STOCKS
Aerospace (1.78%)
  McDonnell Douglas Corp. ...................     90,000           $  5,343,750
                                                                   ------------
Banks - United States (0.63%)
  Chase Manhattan Corp. .....................     20,400              1,889,550
                                                                   ------------
Beverages (2.54%)
  Coca-Cola Co. (The) .......................    120,000              7,635,000
                                                                   ------------
Business Services - Misc (0.87%)
  Sterling Commerce, Inc.* ..................    101,000              2,613,375
                                                                   ------------
Computers (10.67%)
  BMC Software, Inc.* .......................     95,000              4,108,750
  Cabletron Systems, Inc.* ..................     65,500              2,259,750
  cisco Systems, Inc.* ......................     29,400              1,521,450
  Compaq Computer Corp.* ....................     35,000              2,988,125
  Computer Associates International, Inc. ...     41,900              2,178,800
  Computer Sciences Corp.* ..................     80,000              5,000,000
  Electronics for Imaging, Inc.* ............    120,000              4,710,000
  EMC Corp.* ................................     70,000               2,546,250
  HBO & Co. .................................     50,000              2,675,000
  Oracle Corp.* .............................     50,000              1,987,500
  Parametric Technology Corp.* ..............     45,000              2,036,250
                                                                   ------------
                                                                     32,011,875
                                                                   ------------
Cosmetics & Personal Care (2.12%)
  Gillette Co. (The) ........................     75,000              6,375,000
                                                                   ------------
Electronics (4.09%)
  Adaptec, Inc.* ............................    127,500              4,717,500
  Applied Materials, Inc.* ..................     40,000              2,195,000
  Intel Corp. ...............................     35,000              5,359,375
                                                                   ------------
                                                                     12,271,875
                                                                   ------------

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Finance (3.32%)
  Associates First Capital Corp. (Class A) ..     70,000           $  3,587,500
  First USA, Inc. ...........................     50,000              2,406,250
  MBNA Corp. ................................    120,000              3,960,000
                                                                   ------------
                                                                      9,953,750
                                                                   ------------
Food (0.70%)
  Sara Lee Corp. ............................     50,000              2,100,000
                                                                   ------------
Household (0.48%)
  Rubbermaid, Inc. ..........................     60,000              1,440,000
                                                                   ------------
Leisure (5.22%)
  Callaway Golf Co. .........................    100,000              2,987,500
  Disney (Walt) Co., (The) ..................     80,000              6,560,000
  HFS, Inc.* ................................     80,000              4,740,000
  Marriott International, Inc. ..............     25,000              1,381,250
                                                                   ------------
                                                                     15,668,750
                                                                   ------------
Linen Supply & Related (1.64%)
  Cintas Corp. ..............................     90,000              4,927,500
                                                                   ------------
Media (3.21%)
  Gannett Co., Inc. .........................     55,000              4,798,750
  Tribune Co. ...............................    110,000              4,826,250
                                                                   ------------
                                                                      9,625,000
                                                                   ------------
Medical (15.70%)
  American Home Products Corp. ..............     60,000              3,975,000
  Cardinal Health, Inc. .....................     70,000              3,727,500
  Health Care & Retirement Corp. * ..........    195,000              6,166,875
  Health Management Associates, Inc.
    (Class A) * .............................    232,500              6,219,375
  Johnson & Johnson .........................    130,000              7,962,500
  Merck & Co., Inc. .........................     50,000              4,525,000
  Omnicare, Inc. ............................    100,000              2,437,500
  Oxford Health Plans, Inc.* ................     30,000              1,976,250
  Pfizer, Inc. ..............................     60,000              5,760,000
  United Healthcare Corp ....................     90,000              4,376,250
                                                                   ------------
                                                                     47,126,250
                                                                   ------------
Mortgage - Equity REIT (0.58%)
  Spieker Properties, Inc. ..................     50,000              1,743,750
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Oil & Gas (12.91%)
  Chevron Corp. .............................     60,000           $  4,110,000
  Diamond Offshore Drilling, Inc.* ..........    100,000              6,437,500
  Exxon Corp. ...............................     90,000              5,096,250
  Halliburton Co. ...........................     85,000              6,003,125
  Reading & Bates Corp.* ....................    200,000              4,475,000
  Schlumberger, Ltd. ........................     45,000              4,983,750
  Smith International, Inc.* ................    100,000              4,737,500
  Western Atlas, Inc. * .....................     46,600              2,889,200
                                                                   ------------
                                                                     38,732,325
                                                                   ------------
Pollution Control (1.64%)
  U.S.A Waste Services, Inc.* ...............    150,000              4,912,500
                                                                   ------------
Retail (8.44%)
  CVS Corp. .................................    120,000              5,955,000
  Dollar General Corp. ......................     50,000              1,581,250
  Home Depot, Inc. ..........................    100,000              5,800,000
  Starbucks Corp.* ..........................     70,000              2,091,250
  Wal-Mart Stores, Inc. .....................    220,000              6,215,000
  Walgreen Co ...............................     80,000              3,680,000
                                                                   ------------
                                                                     25,322,500
                                                                   ------------
Schools / Education (0.49%)
  Apollo Group, Inc. (Class A)* .............     55,150              1,482,156
                                                                   ------------
Telecommunications (1.34%)
  WorldCom, Inc.* ...........................    168,000              4,032,000
                                                                   ------------
Textile (1.53%)
  Jones Apparel Group, Inc.* ................    110,000              4,592,500
                                                                   ------------
                          TOTAL COMMON STOCKS
                          (Cost $176,163,695)  (  79.90%)           239,799,406
                                                --------           ------------

                                        INTEREST       PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE       (000S OMITTED)     VALUE

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (18.26%)
  Investment in joint repurchase
    agreement transaction with
    Aubrey G. Lanston & Co. -
    Dated 4-30-97, Due 5-01-97
    (Secured by U.S. Treasury
    Bills,  5.37% thru 5.78%
    Due 8-21-97 thru 3-05-98,
    U.S. Treasury Bonds,
    7.125% thru 11.25% Due
    2-15-15 thru 2-15-23 and U.S.
    Treasury Notes, 5.125%
    thru 7.75% Due 8-31-98
    thru 5-15-05) - Note A              5.375%         $54,815     $ 54,815,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95%                                                   10,366
                                                                   ------------
                    TOTAL SHORT-TERM INVESTMENTS     (  18.26%)      54,825,366
                                                      --------     ------------
                               TOTAL INVESTMENTS     (  98.16%)    $294,624,772
                                                      ========     ============
* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Growth Fund (the "Fund") and John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Special Opportunities Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation through investment in stocks that are diversified with regard to industries and issuers.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obli-gations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, JH Funds received net sales charges of $219,432. Out of this amount, $34,007 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $69,835 was paid as sales commissions to unrelated broker-dealers, and $115,590 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996, of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges amounted to $24,815.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $1,006.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
obligations, during the period ended April 30, 1997, aggregated $168,667,675 and $209,308,664, respectively.

   The cost of investments owned at April 30, 1997 (excluding the corporate savings account), for federal income tax purposes was $230,978,695. Gross unrealized appreciation and depreciation of investments aggregated $68,213,649 and $4,577,938, respectively, resulting in net unrealized appreciation of $63,635,711.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Capital Growth Fund (JHCGF) approved a plan of reorganization between JHCGF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCGF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,788,495 Class A shares, and 471,911 Class B shares of John Hancock Growth Fund for the net assets of JHCGF, which amounted to $77,588,384 and $9,563,328 for Class A and Class B shares, respectively, including $20,624,702 of unrealized appreciation, after the close of business on September 15, 1995.

================================================================================
                                     NOTES

                        John Hancock Funds - Growth Fund

================================================================================
                                     NOTES

                        John Hancock Funds - Growth Fund

================================================================================
                                     NOTES

                        John Hancock Funds - Growth Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              200SA 4/97
                                                                            6/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------








                                 International
                                      Fund



                               SEMI-ANNUAL REPORT


                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

   But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

   Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         By Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza,
                             Co-Portfolio Managers

                                  John Hancock
                               International Fund

          Rising U.S. interest rates hurt some foreign markets; Latin
             America and Europe perform well in the last six months

At the end of 1996, Miren Etcheverry and Gerardo J. Espinoza joined the management team of John Hancock International Fund. Prior to joining John Hancock Funds, Ms. Etcheverry and Mr. Espinoza were portfolio managers at Baring Asset Management. Ms. Etcheverry was the head of Baring's Latin American equities team. Mr. Wills is based in London and has been with John Hancock since 1987.

Overseas markets turned in a mixed performance during the last six months. Early in the period, equities were boosted around the globe by falling interest rates and a healthy U.S. stock market. And while Europe and the emerging markets of Latin America and eastern Europe continued to have a good run through April, many Asian markets had a rougher time. Japan fell as its economy remained stubbornly stalled and banking problems persisted, and a falling yen compounded the problem for U.S. dollar-based investors. Even Hong Kong, after its sharp advance last year, took a breather due to rising U.S. interest rates, concerns over escalating real estate values and the pending transition to Chinese rule. Overall, most major markets still could not compete with the U.S., where stocks continued their bull market run in a frenzy of volatility sparked by a faster-growing economy and inflation fears. This strong performance diverted investors' attention and investments away from many world markets.

--------------------------------------------------------------------------------
              "Overseas markets turned in a mixed performance..."
--------------------------------------------------------------------------------

[A 2 1/4" x 3 3/4" photo of the International Fund co-portfolio managers at bottom right. Caption reads "International Fund co-portfolio managers (l-r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills."]

================================================================================

                    John Hancock Funds - International Fund


[Pie chart with the title "Portfolio Diversification" at top of left hand column. The chart is divided into six sections. Going from top left clockwise:
Short-Term Investments and Other 8%; Latin America 18%; United Kingdom 11%; Pacific Rim ex-Japan 25%; Japan 15%; Continental Europe 23%. A footnote below reads "As a percentage of net assets on April 30, 1997."]

--------------------------------------------------------------------------------
         "We significantly increased our holdings in Latin America..."
--------------------------------------------------------------------------------

   For the six months ended April 30, 1997, John Hancock International Fund posted a total return for its Class A and Class B shares of 3.11% and 2.69%, respectively, at net asset value. Our performance was modest compared to the 6.17% return of the average international fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Hong Kong and Japan: performance drags
We attribute our underperformance to our relatively large weightings in Hong Kong and Japan during the period. In Japan, stocks remained under pressure as the country was plagued by economic woes, banking problems and government tax increases. A weakening yen compounded the market's decline for U.S. dollar-based investors, but helped the exporters and technology companies, such as Sony and TDK, which remained the Fund's focus. We took profits in some of them and cut our Japanese position almost in half, from 28% last November to 15% at the end of April. We probably will not reduce our stake further, however, because we believe that the economy is bottoming out after absorbing hefty tax increases and that economic deregulation is beginning. Another positive sign is that international fund managers have long been very underweighted in Japan, and there are signs that they are returning.

[Table  entitled  "Scorecard" at bottom of left hand column.  The header for the left  column  is  "Investments";  the  header  for the right  column is  "Recent performance ... and what's behind the numbers. The first listing is Telecomunicacoes Brasileiras followed by an up arrow and the phrase "Pending privatization boosts stock." The second listing is Vokswagen followed by an up arrow and the phrase "Cost reductions, strong dollar boost stock." The third listing is Wharf Holdings followed by a down arrow and the phrase "Property stocks suffer with rising interest rate fears." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

   Although Hong Kong fell in the first part of 1997, it began rebounding in April and we remain encouraged about the longer term for both Hong Kong and its impact on the Chinese economy. That would continue to bode well for our China-related "red-chip" holdings, such as China Resources and Hong Kong & Shanghai Hotels. That said, after the market's stellar advance last year we decided to lighten our exposure to a less overweighted position. We took profits to halve our stake from 20% last November to 10% by the period's end.

Latin American emerging market position
grows and prospers

In place of Hong Kong and Japan, we significantly increased our holdings in the emerging market countries of Latin America to 18% of the Fund's assets, up from 3% last November. Our efforts were rewarded especially in the latter part of the period. These markets have embraced economic reform and, in so doing, unleashed significant investment opportunities. Within the region, our top choices are Brazil, at 8% of the Fund's net assets. This "sleeping giant" is just awakening, with economic reform that has sent inflation plunging from over 3,000% several years ago to single digits today. The Fund's largest holding, and a solid performer, is Telecomunicacoes Brasileiras, the telecommunications giant that is benefiting from

================================================================================

                    John Hancock Funds - International Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 6% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 3.11% total return for John Hancock International Fund: Class A. The second represents the 2.69% total return for John Hancock International Fund: Class B. The third represents the 6.17% total return for the average international fund. Footnote below reads: "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."]

the government's move toward privatization. We also like Mexico, at 7% of the Fund's assets, for similar reasons. Our largest Mexican stock, Panamerican Beverages, also gained ground.

Europe still a favorite

Reform -- economic and political -- is a key investment theme for us. That is why we continue to favor many European countries, with an eye lately toward eastern Europe. During the period, weak currencies, low inflation, slow growth and further government efforts toward reaching a monetary union were positives for many markets. The notion of corporate restructuring has also caught on in Europe and increased profits for shareholders. Of the Fund's 34% stake in Europe, the U.K. remains our largest country weighting at 11%. We also shifted some assets to Germany, whose economy is in an earlier stage of rebound than Britain's. Good performers were auto-maker Volkswagen and drug company Schering.

Investment strategy
In managing the portfolio, we combine top-down country allocation with bottom-up stock picking. The cornerstone of our process is in-depth fundamental research, which involves substantial travel to the countries in which the Fund invests. We've gained an important edge by having a team of analysts who speak more than a dozen languages combined. In country allocation, our emphasis is on selecting countries with favorable political trends, growing economies and improving liquidity dynamics. In stock selection, the emphasis is on management quality, sustainable earnings growth and attractive valuations.

--------------------------------------------------------------------------------
 "We are optimistic about the long-term prospects for foreign equity markets."
--------------------------------------------------------------------------------

Looking ahead
We are optimistic about the long-term prospects for foreign equity markets. As more markets are freed from centralized control and major industries continue shifting to private control, it is likely for global growth and rising profits to remain strong. Moreover, new technologies worldwide are driving down the cost of production, distribution and investment. What makes this environment so attractive is that we believe this global expansion will occur without significant inflation. We'll continue to tap into these trends, for now keeping our emphasis on the emerging markets of Latin America, eastern Europe and Asia, while seeking restructuring plays in Europe.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                                       ONE       LIFE OF
                                                       YEAR        FUND
                                                       ----        ----
John Hancock International Fund: Class A(1,2)         (0.88%)     1.23%
John Hancock International Fund: Class B(1,2)         (1.47%)     1.09%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                                       ONE       LIFE OF
                                                       YEAR        FUND
                                                       ----        ----
John Hancock International Fund: Class A(1,2)         (0.88%)     0.38%
John Hancock International Fund: Class B(1,2)         (1.47%)     0.33%











                              Notes to Performance

(1)  Both Class A and Class B shares commenced on January 3, 1994.
(2) Effective January 3, 1994, the Adviser has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annualized total return for the one-year period and since inception would have been (2.33%) and (1.84%) for Class A shares and (2.92%) and (1.89%) for Class B shares, respectively.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------


The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index -- an unmanaged index that measures the performance of stock markets in Europe, Australia and the Far East.

[Line chart with the heading International Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $12,699 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the International Fund before sales charge, on January 3, 1994, and is equal to $10,659 as of October 31, 1996. The third line represents the International Fund, after sales charge, and is equal to $10,126 as of October 31, 1996.]

[Line chart with the heading International Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $12,699 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the International Fund, before sales charge, on January 3, 1994 and is equal to $10,397 as of April 30, 1997. The third line represents the value of theInternational Fund after sales charge, and is equal to $10,097 as of April 30, 1997.]

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value -- Note C:
    Common stocks and warrant (cost -- $12,220,246) ............   $ 13,440,212
    Joint repurchase agreement (cost -- $835,000) ..............        835,000
                                                                   ------------
                                                                     14,275,212
  Cash .........................................................         38,895
  Foreign taxes receivable .....................................            778
  Receivable for investments sold ..............................        627,123
  Receivable for fund shares sold ..............................         35,358
  Dividends and interest receivable ............................         50,635
  Deferred organization expenses -- Note A .....................         38,659
  Other assets .................................................            274
                                                                   ------------
                              Total Assets .....................     15,066,934
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................        343,619
  Payable to John Hancock Advisers Inc.,
    and affiliates -- Note A ...................................          6,449
  Accounts payable and accrued expenses ........................         35,253
                                                                   ------------
                              Total Liabilities ................        385,321
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     13,889,921
  Accumulated net realized loss on investments
    and foreign currency transactions ..........................  (     382,155)
  Net unrealized appreciation of investments
    and foreign currency transactions ..........................      1,217,308
  Accumulated net investment loss ..............................  (      43,461)
                                                                   ------------
                              Net Assets .......................   $ 14,681,613
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
  beneficial interest outstanding - unlimited
  number of shares authorized with no par
  value, respectively)
  Class A -- $5,437,326/607,149 ................................   $       8.96
  =============================================================================
  Class B -- $9,244,287/1,052,724 ..............................   $       8.78
  =============================================================================
Maximum Offering Price Per Share *
  Class A -- ($8.96 x 105.26%) .................................   $       9.43
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $9,369) .......    $    86,624
  Interest .....................................................         22,475
                                                                    -----------
 ...............................................................        109,099
                                                                    -----------
    Expenses:
    Investment management fee -- Note B ........................         69,358
    Distribution and service fee -- Note B
      Class A ..................................................          7,870
      Class B ..................................................         43,126
    Transfer agent fee -- Note B ...............................         38,874
    Custodian fee ..............................................         35,843
    Auditing fee ...............................................         17,852
    Registration and filing fees ...............................         14,397
    Organization expense -- Note A .............................         11,414
    Printing ...................................................          5,804
    Financial services fee -- Note B ...........................          1,301
    Trustees' fees .............................................            581
    Miscellaneous ..............................................            537
    Legal fees .................................................            449
                                                                    -----------
                              Total Expenses ...................        247,406
                              -------------------------------------------------
                              Less expense reductions --
                              Note B ...........................   (     95,120)
                              -------------------------------------------------
                              Net Expenses .....................        152,286
                              -------------------------------------------------
                              Net Investment Loss ..............   (     43,187)
                              -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold ........................        247,919
  Net realized loss on foreign currency transactions ...........   (     37,965)
  Change in net unrealized appreciation/depreciation
  of investments ...............................................        213,964
  Change in net unrealized appreciation/depreciation
  of foreign currency transactions .............................   (      2,378)
                                                                    -----------
                              Net Realized and Unrealized Gain
                              on Investments and Foreign
                              Currency Transactions ............        421,540
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $   378,353
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              SIX MONTHS ENDED
                                                                                              YEAR ENDED        APRIL 30, 1997
                                                                                          OCTOBER 31, 1996       (UNAUDITED)
                                                                                          ----------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .........................................................    $     35,713       ($     43,187)
  Net realized gain (loss) on investments sold and foreign currency transactions .......   (     103,249)            209,954
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions ..............................................................         727,115             211,586
                                                                                            ------------        ------------
    Net Increase in Net Assets Resulting from Operations ...............................         659,579             378,353
                                                                                            ------------        ------------
  Distributions to Shareholders:
  Dividends from net investment income
    Class A -- (none and $0.0109 per share, respectively) ..............................          --           (       6,338)
                                                                                            ------------        ------------
From Fund Share Transactions -- Net*: ..................................................       4,408,817           1,036,239
                                                                                            ------------        ------------
Net Assets:
  Beginning of period ..................................................................       8,204,963          13,273,359
                                                                                            ------------        ------------
  End of period (including undistributed net investment income of $6,064
    and distributions in excess of net investment income of $43,461, respectively) .....    $ 13,273,359        $ 14,681,613
                                                                                            ============        ============
* Analysis of Fund Share Transactions:
                                                                                                           SIX MONTHS ENDED
                                                                                 YEAR ENDED                 APRIL 30, 1997
                                                                              OCTOBER 31, 1996                (UNAUDITED)
                                                                           ------------------------      -----------------------
                                                                             SHARES        AMOUNT         SHARES       AMOUNT
                                                                           ---------   ------------      -------   ------------
CLASS A
  Shares sold                                                              1,161,618   $  9,954,113      202,389   $  1,795,002
  Shares issued to shareholders in reinvestment of distributions              --              --             673          6,080
                                                                           ---------   ------------      -------   ------------
                                                                           1,161,618      9,954,113      203,062      1,801,082
  Less shares repurchased                                                ( 1,093,395) (   9,411,237) (   182,174) (   1,627,601)
                                                                           ---------   ------------      -------   ------------
  Net Increase                                                                68,223   $    542,876       20,888   $    173,481
                                                                           =========   ============      =======   ============
CLASS B
  Shares sold                                                              1,141,712   $  9,576,146      384,105   $  3,409,202
  Less shares repurchased                                                (   680,493) (   5,710,205) (   287,950) (   2,546,444)
                                                                           ---------   ------------      -------   ------------
  Net Increase                                                               461,219   $  3,865,941       96,155   $    862,758
                                                                           =========   ============      =======   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JANUARY 3, 1994
                                                                (COMMENCEMENT OF         YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                                                 OPERATIONS) TO         -----------------------       APRIL 30, 1997
                                                                OCTOBER 31, 1994          1995           1996           (UNAUDITED)
                                                                ----------------        -------        --------         -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................     $ 8.50            $ 8.65         $  8.14         $   8.70
                                                                      ------            ------         -------         --------
  Net Investment Income (Loss) ..................................       0.07(1)           0.04            0.06(1)     (    0.01)(1)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ...........................       0.08           (  0.47)           0.50             0.28
                                                                      ------            ------         -------         --------
    Total from Investment Operations ............................       0.15           (  0.43)           0.56             0.27
                                                                      ------            ------         -------         --------
  Less Distributions:
  Dividends from Net Investment Income ..........................       --             (  0.03)           --          (    0.01)
  Distributions from Net Realized Gain on Investments Sold
    and Foreign Currency Transactions ...........................       --             (  0.05)           --               --
                                                                      ------            ------         -------         --------
    Total Distributions .........................................       --             (  0.08)           --          (    0.01)
                                                                      ------            ------         -------         --------
  Net Asset Value, End of Period ................................     $ 8.65            $ 8.14         $  8.70         $   8.96
                                                                      ======            ======         =======         ========
  Total Investment Return at Net Asset Value (2) ................      1.77%(3)        ( 4.96%)          6.88%            3.11%(3)
  Total Adjusted Investment Return at Net Asset Value (2,4) .....    ( 0.52%)(3)       ( 8.12%)          5.33%            2.43%(3)

Ratios and Supplemental Data ....................................
  Net Assets,  End of Period (000s omitted) .....................     $4,426            $4,215         $ 5,098         $  5,437
  Ratio of Expenses to Average Net Assets .......................      1.50%(5)          1.64%           1.75%            1.76%(5)
  Ratio of Adjusted Expenses to Average Net Assets (6) ..........      3.79%(5)          4.80%           3.30%            3.13%(5)
  Ratio of Net Investment Income to Average Net Assets ..........      1.02%(5)          0.56%           0.68%        (   0.18%)(5)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6)    ( 1.27%)(5)       ( 2.60%)       (  0.87%)       (   1.55%)(5)
  Portfolio  Turnover  Rate .....................................        50%               69%             83%              45%
  Fee  Reduction Per Share (1) ..................................     $ 0.16            $ 0.25         $  0.14         $   0.06
  Average Brokerage  Commission Rate (7) ........................       N/A               N/A          $0.0192         $ 0.0214


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JANUARY 3, 1994
                                                                (COMMENCEMENT OF         YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                                                 OPERATIONS) TO         -----------------------       APRIL 30, 1997
                                                                OCTOBER 31, 1994          1995           1996           (UNAUDITED)
                                                                ----------------        -------        --------         -----------

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................     $ 8.50            $  8.61        $  8.05          $  8.55
                                                                      ------            -------        -------          -------
  Net Investment Income (Loss) ..................................       0.02(1)        (   0.03)          0.00(1,8)    (   0.04)(1)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ...........................       0.09           (   0.48)          0.50             0.27
                                                                      ------            -------        -------          -------
    Total from Investment Operations ............................       0.11           (   0.51)          0.50             0.23
                                                                      ------            -------        -------          -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
    and Foreign Currency Transactions ...........................       --             (   0.05)           --              --
                                                                      ------            -------        -------          -------
  Net Asset Value, End of Period ................................     $ 8.61            $  8.05        $  8.55          $  8.78
                                                                      ======            =======        =======          =======
  Total Investment Return at Net Asset Value (2) ................      1.29%(3)        (  5.89%)         6.21%            2.69%(3)
  Total Adjusted Investment Return at Net Asset Value (2,4) .....    ( 1.00%)(3)       (  9.05%)         4.66%            2.01%(3)

Ratios and Supplemental Data
  Net Assets,  End of Period (000s omitted) .....................     $3,948            $ 3,990        $ 8,175          $ 9,244
  Ratio of Expenses to Average Net Assets .......................      2.22%(5)           2.52%          2.45%            2.46%(5)
  Ratio of Adjusted Expenses to Average Net Assets (6) ..........      4.51%(5)           5.68%          4.00%            3.83%(5)
  Ratio of Net Investment Income (Loss) to Average Net Assets ...      0.31%(5)        (  0.37%)         0.02%         (  0.88%)(5)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6)    ( 1.98%)(5)       (  3.53%)      (  1.53%)        (  2.25%)(5)
  Portfolio Turnover Rate .......................................        50%                69%            83%              45%
  Fee Reduction Per Share (1) ...................................     $ 0.16            $  0.25        $  0.14          $  0.06
  Average Brokerage Commission Rate (7) .........................       N/A                N/A         $0.0192          $0.0214

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5) Annualized.
(6) Unreimbursed, without fee reduction.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(8) Less than one cent per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on April 30, 1997. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

COMMON STOCKS
Argentina (2.55%)
  Perez Companc S.A., American Depositary
    Receipts (ADR) (Oil & Gas) ................   23,300            $   375,219
                                                                    -----------
Australia (4.51%)
  Newcrest Mining Ltd. (Metal) ................   60,000                178,273
  RGC Ltd. (Metal) ............................   60,000                217,578
  WMC Ltd. (Metal) ............................   45,000                266,708
                                                                    -----------
                                                                        662,559
                                                                    -----------
Brazil (8.08%)
  Centrais Electricas Brasileiras S/A (ADR)
    (Utilities) ...............................   20,000                440,000
  Telecomunicacoes Brasileiras S/A (ADR)
    (Telecommunications) ......................    6,500                745,875
                                                                    -----------
                                                                      1,185,875
                                                                    -----------
Chile (0.37%)
  Maderas y Sinteticos SA (ADR) (Building) ....    3,400                 54,400
                                                                    -----------
Finland (1.75%)
  Amer Group, Ltd. (Diversified Operations) ...   15,000                256,711
                                                                    -----------
France (4.72%)
  LVMH Moet Hennessy Louis Vuitton
    (Beverages) ...............................    1,730                422,385
  Lyonnaise des Eaux SA
    (Diversified Operations) ..................    3,000                271,396
                                                                    -----------
                                                                        693,781
                                                                    -----------
Germany (4.79%)
  Schering AG (Medical) .......................    2,000                191,708
  VEBA AG (Diversified Operations) ............    5,000                257,536
  Volkswagen AG (Automobile / Trucks) .........      400                254,302
                                                                    -----------
                                                                        703,546
                                                                    -----------

                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

Hong Kong (10.14%)
  Cheung Kong (Holdings) Ltd.
    (Real Estate Operations) ..................   35,000            $   307,236
  China Resources Enterprise Ltd.
    (Real Estate Operations) ..................  100,000                276,254
  CITIC Pacific Ltd.
    (Diversified Operations) ..................   45,000                243,400
  Hong Kong & Shanghai Hotels Ltd.
    (Leisure) .................................  150,000                217,840
  Hutchison Whampoa Ltd.
    (Diversified Operations) ..................   42,000                311,754
  Wharf (Holdings) Ltd.
    (Real Estate Operations) ..................   35,000                132,382
                                                                     ----------
                                                                      1,488,866
                                                                     ----------
India (1.76%)
  State Bank of India, Global Depositary
    Receipts (GDR) (Banks - Foreign)* .........   10,600                257,845
                                                                     ----------
Japan (14.75%)
  Fujitsu Ltd. (Computers) ....................   25,000                259,976
  Ito-Yokado Co. (Retail) .....................    6,000                287,864
  Matsushita Communication Industrial Co.,
    Ltd. (Telecommunications) .................    4,000                103,360
  Matsushita-Kotobuki Electronics Industries,
    Ltd. (Electronics) ........................   13,000                414,779
  Shin-Etsu Chemical Co., Ltd. (Chemicals) ....   15,000                302,517
  Sony Corp. (Electronics) ....................    5,000                363,966
  TDK Corp. (Electronics) .....................    6,000                432,505
                                                                     ----------
                                                                      2,164,967
                                                                     ----------
Malaysia (1.79%)
  Sime Darby Berhad
    (Diversified Operations) ..................   85,000                262,367
                                                                     ----------
Mexico (7.23%)
  Empresas La Moderna S.A. de C.V. (ADR)
    (Tobacco) .................................    9,000                186,750
  Grupo Industrial Maseca SA de CV (ADR)
    (Food) ....................................   18,800                277,300
  Panamerican Beverages, Inc. (Beverages) .....   20,600                597,400
                                                                     ----------
                                                                      1,061,450
                                                                     ----------
Netherlands (1.33%)
  PolyGram NV (Household) .....................    4,000                196,068
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

Norway (1.79%)
  Saga Petroleum ASA (Oil & Gas) ..............   15,000            $   262,245
                                                                    -----------
Pakistan (0.02%)
  Crescent Textile Mills (Textile)* ...........    7,076                  3,036
                                                                    -----------
Romania (1.41%)
  Societe Generale Romania Fund Ltd.
    (Finance - Public Investment Fund) ........    2,000                207,000
                                                                    -----------
Singapore (6.16%)
  DBS Land Ltd. (Real Estate Operations) ......   75,000                242,487
  Keppel Corp., Ltd.
    (Diversified Operations) ..................   45,000                195,855
  Oversea-Chinese Banking Corp., Ltd.
    (Banks - Foreign) .........................   20,000                233,506
  Wing Tai Holdings Ltd.
    (Real Estate Operations) ..................   90,000                232,539
                                                                    -----------
                                                                        904,387
                                                                    -----------
South Korea (0.55%)
  L.G. Construction Ltd. (Building) ...........   5,500                  81,390
                                                                    -----------
Sweden (2.53%)
  Investor AB (Diversified Operations) ........   8,500                 371,652
                                                                    -----------
Switzerland (4.47%)
  Ciba Specialty Chemicals AG
    (Chemicals)* ..............................     213                  18,351
  Novartis AG (Medical) .......................     213                 280,609
  SMH AG (Consumer Products Misc.) ............   2,700                 357,167
                                                                    -----------
                                                                        656,127
                                                                    -----------
United Kingdom (10.79%)
  Dixons Group PLC (Retail) ...................   30,000                245,786
  Marks & Spencer PLC (Retail) ................   50,000                396,272
  Pearson PLC (Media) .........................   28,000                323,112
  PizzaExpress PLC (Retail) ...................   35,000                391,977
  Regal Hotel Group PLC (Leisure) .............  250,000                226,904
                                                                    -----------
                                                                      1,584,051
                                                                    -----------
                            TOTAL COMMON STOCKS
                             (Cost $12,211,515)(  91.49%)            13,433,542
                                                --------            -----------

                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

WARRANT
Sweden (0.05%)
  Scania AB (Automobile / Trucks) ............. $  6,500            $     6,670
                                                                    -----------
                                  TOTAL WARRANT
                                  (Cost $8,731)(   0.05%)                 6,670
                                                --------            -----------
                TOTAL COMMON STOCKS AND WARRANT
                             (Cost $12,220,246)(  91.54%)           $13,440,212
                                                --------            -----------

                                             INTEREST               PAR VALUE
ISSUER, DESCRIPTION                            RATE              (000s OMITTED)
-------------------                            ----              --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.69%)
  Investment in a joint repurchase
    agreement transaction with
    Aubrey G. Lanston & Co.
    Dated 04-30-97, Due 05-01-97
    (secured by U.S. Treasury Notes,
    5.50% thru 6.625%, Due
    05-15-98 thru 09-30-01) --
    Note A ...............................    5.38%    $    835     $   835,000
                                                                    -----------
                   TOTAL SHORT-TERM INVESTMENTS       (   5.69%)        835,000
                                                       --------     -----------
                              TOTAL INVESTMENTS       (  97.23%)    $14,275,212
                                                       ========     ===========

*  Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at April 30, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                 OF SECURITIES
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
INVESTMENT CATEGORIES                                             NET ASSETS
---------------------                                             ----------

  Automobile/Trucks ..........................................       1.78%
  Banks - Foreign ............................................       3.35
  Beverages ..................................................       6.95
  Building ...................................................       0.92
  Chemicals ..................................................       2.19
  Computers ..................................................       1.77
  Consumer Products Misc. ....................................       2.43
  Diversified Operations .....................................      14.79
  Electronics ................................................       8.25
  Finance - Public Investment Fund ...........................       1.41
  Food .......................................................       1.89
  Household ..................................................       1.33
  Leisure ....................................................       3.03
  Media ......................................................       2.20
  Medical ....................................................       3.22
  Metal ......................................................       4.51
  Oil & Gas ..................................................       4.34
  Real Estate Operations .....................................       8.11
  Retail .....................................................       9.00
  Telecommunications .........................................       5.78
  Textile ....................................................       0.02
  Tobacco ....................................................       1.27
  Utilities ..................................................       3.00
  Short-Term Investments .....................................       5.69
                                                                  -------
                                             TOTAL INVESTMENTS      97.23%
                                                                  =======





                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Growth Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund and John Hancock Short-Term Strategic Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

   For federal income tax purposes, the Fund has $592,108 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
$531,549 -- October 31, 2003, and $60,559 -- October 31, 2004.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   At April 30, 1997, there were no open forward currency contracts.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

   The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee and other expenses amounted to $95,120 for the period ended April 30, 1997. The Adviser reserves the right to terminate this limitation in the future.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $15,448. Out of this amount, $2,378 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,084 was paid as sales commissions to unrelated broker dealers and $2,986 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $15,427.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund


Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $23.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $5,912,151 and $6,184,140, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

   The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $13,055,246. Gross unrealized appreciation and depreciation of investments aggregated $1,828,744 and $608,778, respectively, resulting in net unrealized appreciation of $1,219,966.

================================================================================
                                     NOTES

                    John Hancock Funds - International Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock International Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              400SA 4/97
                                                                            6/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------





                                    Special
                               Opportunities Fund




                               SEMI-ANNUAL REPORT





                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

   But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

   Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Robert Freedman, Chief Investment Officer, for the
                            Portfolio Management Team

                                  John Hancock
                           Special Opportunities Fund

             Stock market charges ahead but favors larger companies

Recently, John Hancock Funds' chief investment officer Robert Freedman assumed leadership of the Fund's management team on an interm basis, joining fund management team members Ben Hock and Jim Boyd.

The stock market closed out 1996 and began 1997 on a high, bolstered by moderate economic growth, tame inflation and strong corporate earnings. But signs that the economy was picking up steam sent nervous shivers through the market in early March. Interest rates rose along with inflation fears. From mid-March to mid-April, the Dow Jones Industrial Average lost nearly 700 points and gave up just about all the gains it had made in the first two months. But in the last few weeks of April, the market changed its mind again, and sent stocks into record-breaking territory by the end of April.

   With all the uncertainty, much of the market's advance was limited to the largest blue-chip companies in the Dow and the Standard & Poor's 500 Stock Index. That posed some hurdles for John Hancock Special Opportunities Fund, whose focus is more on mid-sized companies, many of which languished in the rush to large-cap stocks. For the six months ended April 30, 1997, the Fund's Class A and Class B shares posted total returns of -9.44% and -9.86%, respectively, at net asset value. In the same period, the average capital appreciation fund returned 1.34%, according to Lipper Analytical Services, Inc.1 For another comparison, the Russell Midcap Growth Index returned 2.77%. Please see pages six and seven for longer-term performance information.

Strategy
When the period began last November, our five focus sectors included energy, financials, basic materials, technology and capital equipment. At the end of April, energy remained our top sector, although we pared it substantially during the period. We increased our position in basic

--------------------------------------------------------------------------------
      "...mid-sized companies languished in the rush to large-cap stocks."
--------------------------------------------------------------------------------

[A 2 1/4 x 3 3/4 photo of the Special Opportunities team at bottom right. Caption reads: "Robert Freedman (l) and Fund management team members Ben Hock (center) and Jim Boyd (r)."]

================================================================================

                John Hancock Funds - Special Opportunities Fund


[Chart with heading "Top Five Common Stock Holdings" at top left hand column. The chart lists five holdings: 1) Smith International 2.8% 2) Energy Ventures 2.7% 3) Health Management Associates 2.6% 4) Ensco International 2.5% 5) Tosco Corporation 2.4%. A footnote below reads "As a percentage of net assets on April 30, 1997.]

--------------------------------------------------------------------------------
    "...energy remained our top sector, although we pared it substantially."
--------------------------------------------------------------------------------

materials and kept approximately the same exposure to capital equipment. We cut our financial stocks, which suffered during the period from rising interest rates. In their place, we added positions in retail and healthcare.

   We also cut back our exposure to technology over the last six months, since volatility has increased along with rising interest rates. Most of the big gains in technology have recently occurred in the larger-capitalization technology stocks such as Intel and Microsoft, an area we had underweighted. We still own several technology stocks, however, on the belief that many technology companies still have the potential for strong growth; we've just become more selective.

Energy underperforms short term
We  attribute  our   underperformance   during  the  period   primarily  to  our
over-emphasis in the energy sector, which has served us well over time, but stumbled over the past six months. One key reason was a slowdown in demand for oil, and consequently, a drop in crude oil prices. Demand fell because most of the country had a much warmer winter than usual and, for the most part, stored oil reserves met consumers' needs. But we firmly believe that demand will pick up again, stemming from high-growth countries like Indonesia, China and India as well as efficiency-complacent Americans. The potential for a disruption in supply also remains. While energy stocks have not provided the price appreciation we expected in the short term, we will maintain an emphasis in this sector, focusing on drilling and equipment and service companies, as well as those involved in exploration and production. The energy sector currently represents 30% of the Fund's assets.

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Energy Ventures followed by an up arrow and the phrase "Increased drilling activity." The second listing is Stillwater Mining followed by a horizontal arrow pointing in both directions followed by the phrase "Sluggish platinum prices." The third listing is Biogen followed by a down arrow and the phrase "Slowdown in European sales." Footnote below reads "See "Schedule of Investments." Investment holdings are subject to change."]

Basic  materials
Our investments in the basic materials sector reflect our belief that the rising demand for gold in fast-growing nations like China, Indonesia and India, which are the largest consumers of gold for jewelry production, will eventually give a boost to gold stocks. The move didn't happen during the six-month period, but we still believe in the sector's appreciation potential. We have sold our investments in titanium-related stocks because we believe that the market has anticipated a slowdown in orders for aircraft and golf clubs. Bema Gold and Franco-Nevada Mining Corporation are two of our larger holdings in this sector, which makes up 16% of the portfolio.

Discounters prevail in retail sector
We have replaced many technology stocks with investments in the retail sector, which represents 20% of our investments. Discount companies like Payless Shoes, TJX Companies and Costco are benefiting greatly from improved pricing. There is also a growing trend towards more

================================================================================

                John Hancock Funds - Special Opportunities Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." the chart is scaled in increments of 2% from bottom to top, with -10% at the bottom and 2% at the top. Within the chart, there are three solid bars. The first represents the -9.44% total return for John Hancock Special Opportunities Fund: Class A. The second represents the -9.86% total return for John Hancock Special Opportunities
Fund: Class B. The third represents the 1.34% total return for the Average capital appreciation fund. Footnote below reads "total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."]

casual attire in the workplace. Costco, which merged with Price Companies in California, continues to increase its business and is particularly astute at store site selection.

Healthcare and capital equipment
We have established a 14% position in the health-care sector. As hospitals around the country continue to consolidate, costs are centralized and redundancies eliminated, producing solid business operations. Demand for health-care facilities will only keep growing as people live longer. Some strong candidates for earnings growth are our holdings in Elan Corp., which seeks out better ways to deliver drugs to patients, and hospital management companies Tenet Healthcare and Health Management Associates.

   Capital equipment stocks, which totaled 5% of the portfolio, included aerospace and pollution control companies, which tend to be less sensitive to moves in the economy and are benefiting from industry consolidation, such as Superior Services.

Looking ahead
In the near term, we expect more market volatility as investors remain nervous about the possibility of further interest rate hikes. As long as interest rates don't go up too much, we continue to believe that there's still room for earnings growth and market advance. In order to give the Fund more flexibility to pursue market opportunities, the Fund's trustees recently agreed to reduce from 90% to 75% the amount of the Fund's invested assets required to be within five or fewer sectors. This modification gives the Fund a greater ability to invest in securities that meet the Fund's investment criteria but that lie outside of the Fund's  focus  sectors.  It also  enables  the  establishment  of initial positions in possible future sectors without having to alter overall sector alignments. No matter what, we remain committed to our disciplined
investment   strategy  of   choosing   the  best   companies   from  within  the
fastest-growing   market  sectors  in  our  search  for  rewarding  performance.

--------------------------------------------------------------------------------
            "In the near term, we expect more market volatility..."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                                            ONE      LIFE OF
                                                            YEAR      FUND
                                                            ----      ----
John Hancock Special Opportunities Fund: Class A(1)        (0.61%)    32.59%
John Hancock Special Opportunities Fund: Class B (1)       (1.07%)    33.33%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                                             ONE      LIFE OF
                                                             YEAR      FUND
                                                             ----      ----
John Hancock Special Opportunities Fund: Class A(1)         (0.61%)     8.63%
John Hancock Special Opportunities Fund: Class B (1)        (1.07%)     8.81%









                              Notes to Performance

(1) Both Class A and Class B shares commenced on November 1, 1993.

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unman-aged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. In addition, the Fund is compared to the Russell Midcap Growth Index - an unmanaged index that contains those securities from the Russell Mid-Cap Growth Index with a greater-than-average growth orientation. The Adviser has chosen to add the Index of comparison to more closely represent the investment strategy of the Fund. The strategy of the Fund presently is to invest in Mid-Cap companies, rather than the Standard & Poor's 500 Stock Index.

[Line chart with the heading Special Opportunities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $17,635 as of April 30, 1997. The second line represents the value of the Russell Midcap Growth Index and is equal to $15,443 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $13,520 as of April 30, 1997. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $12,844 as of April 30, 1997.]

[Line chart with the heading Special Opportunities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $17,635 as of April 30, 1997. The second line represents the value of the Russell Midcap Growth Index and is equal to $15,443 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $13,520 as of April 30, 1997. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $12,844 as of April 30, 1997.]

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value -- Note C:
    Common stocks (cost -- $307,449,746) .......................  $ 320,787,104
    Joint repurchase agreement (cost -- $51,780,000) ...........     51,780,000
    Corporate savings account ..................................          2,769
                                                                  -------------
 ...............................................................    372,569,873
  Receivable for shares sold ...................................         89,315
  Receivable for investments sold short -- Note A ..............     14,698,962
  Interest receivable ..........................................          8,480
  Dividends receivable .........................................        100,028
  Foreign tax receivable .......................................          6,805
  Deferred organization expenses -- Note A .....................         39,256
  Other assets .................................................         10,983
                                                                  -------------
                              Total Assets .....................    387,523,702
                              -------------------------------------------------
Liabilities:
  Investments sold short
    (Contract amount $15,359,189) -- Note A ....................     15,522,155
  Due to Custodian .............................................         29,200
  Payable for investments purchased ............................     25,068,446
  Payable for shares repurchased ...............................        149,193
  Payable to John Hancock Advisers, Inc.
    and affiliates -- Note B ...................................        343,369
  Accrued fees and expenses ....................................        101,357
                                                                  -------------
                              Total Liabilities ................     41,213,720
                              -------------------------------------------------
Net Assets:
  Capital  paid-in .............................................  $ 316,780,137
  Accumulated net realized gain on investments and
    foreign currency transactions ..............................     18,120,728
  Net unrealized appreciation of investments and
    foreign currency transactions ..............................     13,174,353
  Accumulated net investment loss .............................. (    1,765,236)
                                                                  -------------
                              Net Assets .......................  $ 346,309,982
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding -- unlimited number of shares
  authorized with no par value, respectively)
  Class A -- $139,830,209 / 14,735,573 .........................  $        9.49
  =============================================================================
  Class B -- $206,479,773 / 22,383,537 .........................  $        9.22
  =============================================================================
Maximum Offering Price Per Share *
  Class A -- ($9.49 x 105.26%) .................................  $        9.99
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes
    of $25,711) .................................................   $ 1,300,582
  Interest ......................................................       932,519
                                                                    -----------
 ................................................................     2,233,101
                                                                    -----------
  Expenses:
    Investment management fee -- Note B .........................     1,587,782
    Distribution and service fee -- Note B
      Class A ...................................................       239,316
      Class B ...................................................     1,187,008
    Transfer agent fee -- Note B ................................       728,022
    Custodian fee ...............................................        98,079
    Financial services fee -- Note B ............................        37,213
    Printing ....................................................        28,790
    Registration and filing fees ................................        25,866
    Trustees' fees ..............................................        16,782
    Auditing fee ................................................        13,141
    Organization expense -- Note A ..............................        12,916
    Miscellaneous ...............................................         7,882
    Legal fees ..................................................         4,439
                                                                    -----------
                              Total Expenses ....................     3,987,236
                              -------------------------------------------------
                              Net Investment Loss ...............  (  1,754,135)
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:
  Net realized gain on investments sold .........................    17,732,131
  Net realized gain on investments sold short ...................       957,384
  Net realized gain on foreign currency transactions ............       104,578
  Change in net unrealized appreciation/depreciation
    of investments ..............................................  ( 55,368,064)
  Change in net unrealized appreciation/depreciation
    of investments sold short ...................................  (    162,966)
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ............................         6,641
                                                                    -----------
                              Net Realized and Unrealized
                              Loss on Investments and
                              Foreign Currency Transactions .....  ( 36,730,296)
                              --------------------------------------------------
                              Net Decrease in Net Assets
                              Resulting from Operations .........  ($38,484,431)
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                       SIX MONTHS ENDED
                                                                                     YEAR ENDED         APRIL 30, 1997
                                                                                  OCTOBER 31, 1996       (UNAUDITED)
                                                                                  ----------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ..........................................................   ($  4,193,647)       ($  1,754,135)
  Net realized gain on investments sold and foreign currency transactions ......      69,904,536           18,794,093
  Change in net unrealized appreciation/depreciation of investments and
    foreign currency transactions ..............................................      22,495,622        (  55,524,389)
                                                                                    ------------         ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations ..........      88,206,511        (  38,484,431)
                                                                                    ------------         ------------
Distribution to Shareholders:
  Distribution from net realized gain on investments sold
      Class A -- ($1.6317 and $0.4581, respectively) ...........................   (  16,983,647)       (   6,629,672)
      Class B -- ($1.6317 and $0.4581, respectively) ...........................   (  25,051,185)       (  10,356,319)
                                                                                    ------------         ------------
      Total Distributions to Shareholders ......................................   (  42,034,832)       (  16,985,991)
                                                                                    ------------         ------------
From Fund Share Transactions -- Net* ...........................................     110,382,843            6,300,472
                                                                                    ------------         ------------
Net Assets:
  Beginning of period ..........................................................     238,925,410          395,479,932
                                                                                    ------------         ------------
  End of period (including accumulated net investment loss of
         $11,101 and $1,765,236, respectively) .................................    $395,479,932         $346,309,982
                                                                                    ============         ============
* Analysis of Fund Share Transactions:
                                                                                        SIX MONTHS ENDED
                                                             YEAR ENDED                  APRIL 30, 1997
                                                          OCTOBER 31, 1996                (UNAUDITED)
                                                     --------------------------    --------------------------
                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------    ----------    ------------
CLASS A
  Shares sold .....................................   8,559,130    $ 96,067,916    11,345,461    $123,255,539
  Shares issued in reorganization -- Note D .......   1,877,582      19,116,784         --              --
  Shares reinvested ...............................   1,583,421      15,945,056       574,172       6,252,674
                                                     ----------    ------------    ----------    ------------
 ..................................................  12,020,133     131,129,756    11,919,633     129,508,213
  Less shares repurchased ......................... ( 8,586,867)  (  95,919,018)  (11,520,213)  ( 124,329,445)
                                                     ----------    ------------    ----------    ------------
  Net Increase ....................................   3,433,266    $ 35,210,738       399,420    $  5,178,768
                                                     ==========    ============    ==========    ============
CLASS B
  Shares sold .....................................   6,000,021    $ 65,825,284     3,240,237    $ 34,084,818
  Shares issued in reorganization - Note D ........   4,519,844      44,987,360         --              --
  Shares reinvested ...............................   2,350,721      23,155,093       886,032       9,400,773
                                                     ----------    ------------    ----------    ------------
                                                     12,870,586     133,967,737     4,126,269      43,485,591
  Less shares repurchased ......................... ( 5,421,096)  (  58,795,632)  ( 4,141,327)  (  42,363,887)
                                                     ----------    ------------    ----------    ------------
  Net Increase (Decrease) .........................   7,449,490    $ 75,172,105   (    15,058)   $  1,121,704
                                                     ==========    ============    ==========    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,      SIX MONTHS ENDED
                                                                         -------------------------------------   APRIL 30, 1997
                                                                            1994           1995          1996     (UNAUDITED)
                                                                         --------        --------      --------   -----------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................   $   8.50        $   7.93      $   9.32     $  10.92
                                                                         --------        --------      --------     --------
  Net Investment Loss (2) ............................................  (    0.03)      (    0.07)    (    0.11)   (    0.02)
  Net Realized and Unrealized Gain (Loss) on Investments .............  (    0.54)           1.46          3.34    (    0.95)
                                                                         --------        --------      --------     --------
    Total from Investment Operations .................................  (    0.57)           1.39          3.23    (    0.97)
                                                                         --------        --------      --------     --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ...........        --              --      (    1.63)   (    0.46)
                                                                         --------        --------      --------     --------
  Net Asset Value, End of Period .....................................   $   7.93        $   9.32      $  10.92     $   9.49
                                                                         ========        ========      ========     ========
  Total Investment Return at Net Asset Value (3) .....................  (   6.71%)(8)      17.53%        36.15%    (   9.44%)(10)
  Total Adjusted Investment Return at Net Asset Value (5) ............  (   6.83%)(4)        --            --           --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...........................   $ 92,325        $101,562     $156,578     $139,830
  Ratio of Expenses to Average Net Assets ............................      1.50%           1.59%        1.59%        1.59%(7)
  Ratio of Adjusted Expenses to Average Net Assets (5) ...............      1.62%            --           --           --
  Ratio of Net Investment Loss to Average Net Assets .................  (   0.41%)      (   0.87%)   (   1.00%)   (   0.46%)(7)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5) ....  (   0.53%)           --           --           --
  Portfolio Turnover Rate ............................................        57%            155%         240%         149%
  Expense Reimbursement Per Share ....................................   $   0.01(2)         --           --           --
  Average Broker Commission Rate (6) .................................       N/A            N/A       $ 0.0600     $ 0.0629

CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................   $   8.50        $   7.87     $   9.19     $  10.67
                                                                         --------        --------      --------     --------
  Net Investment Loss (2) ............................................  (    0.09)      (    0.13)   (    0.18)   (    0.06)
  Net Realized and Unrealized Gain (Loss) on Investments .............  (    0.54)           1.45         3.29    (    0.93)
                                                                         --------        --------      --------     --------
    Total from Investment Operations .................................  (    0.63)           1.32         3.11    (    0.99)
                                                                         --------        --------      --------     --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ...........        --             --      (    1.63)   (    0.46)
                                                                         --------        --------      --------     --------
  Net Asset Value, End of Period .....................................   $   7.87        $   9.19     $  10.67     $   9.22
                                                                         ========        ========      ========     ========
  Total Investment Return at Net Asset Value (3) .....................  (   7.41%)(8)      16.77%       35.34%    (   9.86%)(10)
  Total Adjusted Investment Return at Net Asset Value (5) ............  (   7.53%)(4)        --           --           --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...........................   $131,983        $137,363     $238,901     $206,480
  Ratio of Expenses to Average Net Assets ............................      2.22%           2.30%        2.29%        2.29%(7)
  Ratio of Adjusted Expenses to Average Net Assets (5) ...............      2.34%            --           --           --
  Ratio of Net Investment Loss to Average Net Assets .................  (   1.13%)      (   1.55%)   (   1.70%)   (   1.17%)(7)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5) ....  (   1.25%)           --           --           --
  Portfolio Turnover Rate ............................................        57%            155%         240%         149%
  Expense Reimbursement Per Share ....................................   $   0.01(2)         --           --           --
  Average Broker Commission Rate (6) .................................       N/A            N/A       $ 0.0600     $ 0.0629

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD JULY 6, 1994
                                                               (COMMENCEMENT OF OPERATIONS)    PERIOD ENDED
                                                                  TO OCTOBER 31, 1994         APRIL 11, 1995
                                                                  -------------------        ---------------
CLASS C (9)
Per Share Operating Performance
  Net Asset Value, Beginning of Period                                  $   7.60               $   7.94
                                                                        --------               --------
  Net Investment Income (2)                                                  --                    0.01
  Net Realized and Unrealized Gain on Investments                           0.34                   0.29
                                                                        --------               --------
Total From Investment Operations                                            0.34                   0.30
                                                                        --------               --------
Net Asset Value, End of Period                                          $   7.94               $   8.24
                                                                        ========               ========
Total Investment Return at Net Asset Value (3)                         (   4.47%)(8)              3.40%
Total Adjusted Investment Return at Net Asset Value (5)                (   4.85%)(4)                --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                $    165               $    218
Ratio of Expenses to Average Net Assets                                    1.01%(7)               0.98%(7)
Ratio of Adjusted Expenses to Average Net Assets (5)                       1.39%(7)                 --
Ratio of Net Investment Income to Average Net Assets                       0.03%(7)               0.23%(7)
Ratio of Adjusted Net Investment Income to Average Net Assets (5)      (   0.35%)(7)                --
Portfolio Turnover Rate                                                      57%                   N/A
Expense Reimbursement Per Share                                         $   0.01(2)                 --

 (1) Class A and B shares commenced operations on November 1, 1993.
 (2) Based on the average of the shares outstanding at the end of each month.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
 (5) Unreimbursed, without fee reduction.
 (6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
 (7) Annualized.
 (8) Without the reimbursements total investment return would be lower.
 (9) Per share operating performance and the ratios and supplemental data are calculated as of April 11,
     1995, the date on which Class C shares were redeemed.
(10) Not annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment loss, gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Opportunities Fund on April 30, 1997. It's divided into three main categories: common stocks, short-term investments and investments sold short. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

COMMON STOCKS
Aerospace (1.36%)
  Tracor, Inc.* ............................      216,700         $   4,713,225
                                                                  -------------
Agricultural Operations (1.70%)
  Dekalb Genetics Corp. (Class B) ..........       60,000             3,780,000
  Pioneer Hi-Bred International, Inc. ......       30,000             2,118,750
                                                                  -------------
                                                                      5,898,750
                                                                  -------------
Automobile / Trucks (0.66%)
  PACCAR, Inc. .............................       33,000             2,305,875
                                                                  -------------
Beverages (0.05%)
  Vina Concha Y Toro American Depositary
    Receipt (ADR)(Chile) ...................        5,400               176,175
                                                                  -------------
Computers (1.49%)
  Compuware Corp. * ........................       73,000             2,755,750
  SMART Modular Technologies, Inc. * .......       72,000             2,412,000
                                                                  -------------
                                                                      5,167,750
                                                                  -------------
Consumer Products Misc. (0.89%)
  Samsonite Corp.* .........................       74,000             3,071,000
                                                                  -------------
Cosmetics & Personal Care (1.65%)
  Alberto-Culver Co. .......................      196,500             5,723,063
                                                                  -------------
Food (2.73%)
  Morningstar Group, Inc.* .................      120,000             2,910,000
  Smithfield Foods, Inc.* ..................      142,000             6,549,750
                                                                  -------------
                                                                      9,459,750
                                                                  -------------
Medical (14.34%)
  AmeriSource Health Corp.* ................       64,000             2,856,000
  Ballard Medical Products .................      108,100             2,053,900
  Bio-Technology General Corp.* ............      145,000             2,084,375
  DePuy, Inc.* .............................      251,000             5,271,000
  Elan Corp., PLC (ADR) (Ireland)* .........      112,000             3,808,000

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Medical (continued)
  Health Management Associates, Inc.
    (Class A) * ............................      337,000         $   9,014,750
  Medeva PLC (ADR) (United Kingdom) ........      190,000             3,657,500
  Novacare, Inc.*+ .........................      391,000             4,447,625
  Oxford Health Plans, Inc.* ...............       99,000             6,521,625
  Tenet Healthcare Corp.* ..................      288,400             7,498,400
  Universal Health Services, Inc.
    (Class B)* .............................       65,000             2,461,875
                                                                  -------------
                                                                     49,675,050
                                                                  -------------
Metal (14.51%)
  Bema Gold Corp. (Canada)* ................      917,000             6,247,062
  Coeur d'Alene Mines Corp.*+ ..............      609,000             8,373,750
  Compania de Minas Buenaventura S.A.
    (ADR) (Peru)* ..........................      110,000             2,392,500
  Euro-Nevada Mining Corp. (Canada) ........      274,000             7,861,060
  Franco-Nevada Mining Corp., Ltd.
    (Canada)* ..............................      115,000             5,348,087
  Getchell Gold Corp.* .....................       56,000             2,149,000
  Hecla Mining Co.* ........................      621,900             3,342,712
  Kinross Gold Corp. (Canada)* .............      626,000             3,443,000
  Santa Fe Pacific Gold Corp. ..............      411,000             6,062,250
  Stillwater Mining Co.* ...................      237,000             4,769,625
  TVX Gold, Inc. (Canada)* .................       43,800               246,375
                                                                  -------------
                                                                     50,235,421
                                                                  -------------
Oil & Gas - Drilling (8.05%)
  ENSCO International, Inc.* ...............      183,500             8,716,250
  Falcon Drilling Co., Inc.* ...............      204,000             7,803,000
  Global Marine, Inc.* .....................      292,000             5,876,500
  Noble Drilling Corp.* ....................      315,000             5,473,125
                                                                  -------------
                                                                     27,868,875
                                                                  -------------
Oil & Gas - Equipment & Services (12.51%)
  BJ Services Co.* .........................       39,000             1,837,875
  Energy Ventures, Inc.* ...................      141,200             9,442,750
  Halliburton Co. ..........................       39,000             2,754,375
  National-Oilwell, Inc.* ..................       39,600             1,539,450
  Petroleum Geo-Services ASA (ADR)
    (Norway)* ..............................      206,500             7,950,250
  Smith International, Inc.* ...............      204,500             9,688,188
  Tosco Corp.+ .............................      285,000             8,443,125
  Varco International, Inc.* ...............       72,000             1,656,000
                                                                  -------------
                                                                     43,312,013
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12
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                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Oil & Gas - Exploration & Production (9.80%)
  Canadian Natural Resources, Ltd.
    (Canada)* ..............................      157,000         $   3,740,509
  Flores & Rucks, Inc.* ....................       89,000             3,882,625
  Forcenergy, Inc.* ........................       75,000             2,325,000
  Gulf Canada Resources, Ltd.* .............      618,000             5,021,250
  Harken Energy Corp.* .....................    1,214,000             5,538,875
  Monterey Resources, Inc. .................      168,000             2,562,000
  Nuevo Energy Co. * .......................       43,000             1,478,125
  Oryx Energy Co.* .........................      129,000             2,580,000
  Unocal Corp. .............................       70,000             2,668,750
  USX - Marathon Group .....................      103,000             2,845,375
  Vintage Petroleum, Inc. ..................       46,000             1,299,500
                                                                  -------------
                                                                     33,942,009
                                                                  -------------
Pollution Control (4.00%)
  Philip Environmental, Inc. (Canada)* .....      234,200             3,688,650
  Superior Services, Inc.* .................      302,000             6,644,000
  USA Waste Services, Inc.* ................      107,100             3,507,525
                                                                  -------------
                                                                     13,840,175
                                                                  -------------
Retail (17.09%)
  Borders Group, Inc. * ....................      216,000             4,590,000
  Carrefour Supermarche (France) ...........        3,300             2,060,389
  Costco Companies, Inc.* ..................      222,000             6,410,250
  Dollar General Corp. .....................      193,000             6,103,625
  Next PLC (United Kingdom) ................      220,000             2,325,664
  Payless ShoeSource, Inc.* ................      156,000             6,630,000
  PizzaExpress PLC (United Kingdom) ........      200,000             2,242,420
  Quality Food Centers, Inc.* ..............       97,000             3,892,125
  Ross Stores, Inc. ........................      252,000             7,087,500
  Stage Stores, Inc.* ......................      264,000             5,478,000
  Stein Mart, Inc.* ........................      242,000             7,018,000
  TJX Companies, Inc. ......................      113,000             5,339,250
                                                                  -------------
                                                                     59,177,223
                                                                  -------------
Textile (1.80%)
  Jones Apparel Group, Inc.* ...............      149,000             6,220,750
                                                                  -------------
                         TOTAL COMMON STOCKS
                         (Cost $307,449,746)    (  92.63%)          320,787,104
                                                 ========         =============

                                            INTEREST    PAR VALUE       MARKET
                                              RATE     (000s OMITTED)    VALUE
                                              ----     --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (14.95%)
  Investment in a joint repurchase
    agreement transaction with
    Aubrey G. Lanston & Co.-
    Dated 4-30-97,  Due
    5-01-97 (secured by U.S.
    Treasury Bills, 5.37% thru
    5.78% Due 8-21-97 thru
    3-05-98, U.S. Treasury
    Bonds, 7.125% thru 11.25%
    Due 2-15-15 thru 2-15-23,
    U.S. Treasury Notes, 5.125%
    thru 7.75%, Due 8-31-98 thru
    5-15-05) -- Note A ..................    5.375%     $51,780   $  51,780,000
                                                                  -------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95% ..................                                 2,769
                                                                  -------------
                       TOTAL SHORT-TERM INVESTMENTS      14.95%      51,782,769
                                                        -------   -------------
                                  TOTAL INVESTMENTS     107.58%   $ 372,569,873
                                                        =======   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

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                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


                                                                         MARKET
DESCRIPTION                                       NUMBER OF SHARES       VALUE
-----------                                       ----------------       -----

INVESTMENTS SOLD SHORT
  Affiliated Computer Services, Inc.
    (Class A) ...................................      13,000       $   338,000
  AmeriCredit Corp. .............................      23,000           330,625
  AMRESCO, Inc. .................................      21,000           305,813
  BDM International, Inc. .......................      64,000         1,488,000
  BioChem Pharma, Inc. (Canada) .................      18,000           323,717
  BMC Industries, Inc. ..........................      13,000           377,000
  CKE Restaurants, Inc. .........................      14,000           274,750
  Coherent, Inc. ................................       9,000           373,500
  Kenneth Cole Productions, Inc. (Class A) ......      18,000           299,250
  CurativeHealth Services, Inc. .................      13,000           307,125
  Cytec Industries, Inc. ........................       9,000           338,625
  DeVry, Inc. ...................................       7,000           154,000
  Exide Corp. ...................................      22,000           354,750
  Gartner Group, Inc. (Class A) .................      51,000         1,338,750
  GenRad, Inc. ..................................      23,000           379,500
  Green Tree Financial Corp. ....................      10,000           296,250
  Gucci Group, NV (Netherlands) .................      12,000           832,500
  Herbalife International, Inc. .................      18,000           290,250
  K2, Inc. ......................................      13,000           339,625
  Lincare Holdings, Inc. ........................       9,000           353,250
  Meredith Corp. ................................      15,000           352,500
  Money Store, Inc. (The) .......................      55,000         1,189,375
  Oakwood Homes Corp. ...........................      74,000         1,498,500
  Rainforest Cafe, Inc. .........................      69,000         1,647,375
  Republic Industries, Inc. .....................      12,000           297,750
  Rexall Sundown, Inc. ..........................      19,000           377,625
  Total System Services, Inc. ...................      15,000           369,375
  UICI ..........................................      13,000           357,500
  Varian Associates, Inc . ......................       7,000           336,875
                                                                    -----------
                     TOTAL INVESTMENTS SOLD SHORT
                    (Contract amount $15,359,189)     ( 4.48%)      $15,522,155
                                                       ======       ===========

*  Non-Income producing security.

+ These securities have been segregated by the Funds custodian bank to secure the Funds outstanding short sale positions. As of April 30, 1997 the total market value of these securities amounted to $21,264,500.

   The percentage shown for each category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration
--------------------------------------------------------------------------------

The Special Opportunities Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In  addition,   concentration  of  investments  can  be  aggregated  by  various countries. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to country categories.

                                                                 MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------                                           ----------

Canada .......................................................        8.83%
Chile ........................................................        0.05
France .......................................................        0.59
Ireland ......................................................        1.10
Norway .......................................................        2.30
Peru .........................................................        0.69
United Kingdom ...............................................        2.38
United States ................................................       76.69
Short-Term Investments .......................................       14.95
                                                                    ------
                                             TOTAL INVESTMENTS      107.58%
                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14
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================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Special Opportunities Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation by investing in those economic sectors that appear to have a higher than average earnings potential.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from July 6, 1994, through April 11, 1995, but the Trustees terminated Class C shares as of May 1, 1995.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1996, the Fund has $13,060,425 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: 1998 - $1,326,439, 1999 - $1,297,087, 2000 -
$12,856, 2001 - $71,925, 2002 - $6,628,947 and 2003 - $3,723,171. Of the capital loss carryforwards expiring in 2002 and 2003, $5,896,535 and $3,723,171, respectively, were acquired on September 6, 1996 in a merger with John Hancock Gold and Government Fund. Their availability may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distri-butions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS  ALLOCATIONS
Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

   At April 30, 1997 there were no open foreign currency forward contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1997, there were no open positions in financial futures contracts.

SHORT SALE POSITIONS The Fund, in "selling short," sells borrowed securities in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions, which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund would realize a loss upon a closing purchase to offset the short position, as the repurchase cost exceeds the proceeds originally received. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market.

   At April 30, 1997, securities with a market value of $21,264,500 had been segregated to the Fund's custodian to secure the Fund's outstanding short sale positions.

NOTE B ---
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $441,150. Out of this amount, $69,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $162,592 was paid as sales commissions to unrelated broker-dealers and $208,682 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker-dealers. The Adviser's

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $344,275.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed to 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $666.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997 aggregated $543,215,521 and $550,276,449, respectively. There were no purchases or sales of obli-gations of the U.S. government and its agencies during the period ended April 30, 1997.

   The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $359,229,746. Gross unrealized appreciation and depreciation of investments aggregated $23,723,417 and $10,386,059, respectively, resulting in net unrealized appreciation of $13,337,358.

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                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund


NOTE D --
REORGANIZATION

On August 14, 1996, the shareholders of John Hancock Global Resources Fund (JHGRF) and on August 15, 1996, the shareholders of the John Hancock Gold & Government Fund (JHG&GF) approved plans of reorganization between JHGRF and the Fund, JHG&GF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHGRF and JHG&GF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition of JHGRF was accounted for as a tax free exchange of 501,258 Class A shares and 3,438,771 Class B shares of the Fund (valued at $5,103,607 and $34,227,123, respectively) for the 274,943 Class A shares and 1,876,138 Class B shares of JHGRF, including $9,558,517 of unrealized appreciation, after the close of business at September 6, 1996. The acquisition of JHG&GF was accounted for as a tax-free exchange of 1,376,324 Class A shares and 1,081,073 Class B shares of the Fund (valued at $14,013,177 and $10,760,237, respectively) for 991,292 Class A shares and 762,359 Class B shares of JHG&GF, including $1,486,018 of unrealized depreciation, after the close of business at September 6, 1996. The aggregate net assets of JHGRF, and JHG&GF and the Fund were $39,330,729, $24,773,414, and $298,425,478, respectively, immediately before the acquisition.

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[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
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101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
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--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              390SA 4/97
                                                                            6/97